--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                    INTERNATIONAL ALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

           CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  APRIL 30, 2002



                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

 [PHOTO]

Jeffrey J. Russell
PORTFOLIO MANAGER


                                          [LOGO]


           Classic Series

 Semi-Annual Report . April 30, 2002

 INTERNATIONAL
 ALL CAP GROWTH PORTFOLIO

      JEFFREY J. RUSSELL

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been managing the Portfolio since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      PORTFOLIO OBJECTIVE

      The Portfolio seeks total return on its assets from growth of capital and income by investing primarily in equity securities of foreign companies**. Equity securities include exchange-traded and over-the-counter common stocks, and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.
      --
      ** Please note that investment in foreign securities involve greater risk than U.S. investments.

      PORTFOLIO FACTS

      PORTFOLIO INCEPTION
      ----------------------------------------
      November 22, 1991

      MANAGER'S TENURE
      ----------------------------------------
      12 Years

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      ----------------------------------------
      20 Years

                                                  CLASS A  CLASS B CLASS L
      --------------------------------------------------------------------
      NASDAQ                                       SBIEX    SBIBX   SBICX
      --------------------------------------------------------------------
      INCEPTION                                   11/22/91 11/7/94 1/4/93
      --------------------------------------------------------------------

Average Annual Total Returns as of April 30, 2002*

                                               Without Sales Charges/(1)/
                                                Class A   Class B  Class L
---------------------------------------------------------------------------
Six-Month+                                      2.28%       1.85%    1.88%
---------------------------------------------------------------------------
One-Year                                      (23.34)     (24.05)  (24.00)
---------------------------------------------------------------------------
Five-Year                                      (3.42)      (4.19)   (4.18)
---------------------------------------------------------------------------
Ten-Year                                        2.52         N/A      N/A
---------------------------------------------------------------------------
Since Inception++                               6.64/(2)/  (2.08)    2.55
---------------------------------------------------------------------------

                                                 With Sales Charges/(3)/
                                                Class A   Class B  Class L
---------------------------------------------------------------------------
Six-Month+                                     (2.81)%     (3.15)%  (0.10)%
---------------------------------------------------------------------------
One-Year                                      (27.17)     (27.85)  (25.50)
---------------------------------------------------------------------------
Five-Year                                      (4.40)      (4.33)   (4.37)
---------------------------------------------------------------------------
Ten-Year                                        2.00         N/A      N/A
---------------------------------------------------------------------------
Since Inception++                               6.31/(2)/  (2.08)    2.45
---------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.

/(3)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 22, 1991, November 7, 1994 and January 4, 1993, respectively.


What's Inside
Your Investment in the International All Cap Growth Portfolio ..............1
Letter to Our Shareholders .................................................2
Portfolio at a Glance ......................................................4
Historical Performance .....................................................5
Growth of $10,000 ..........................................................8
Schedule of Investments ....................................................9
Statement of Assets and Liabilities .......................................12
Statement of Operations ...................................................13
Statements of Changes in Net Assets .......................................14
Notes to Financial Statements .............................................15
Financial Highlights ......................................................20

                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

         YOUR INVESTMENT IN THE INTERNATIONAL ALL CAP GROWTH PORTFOLIO

Portfolio manager Jeff Russell focuses on identifying companies headquartered outside the United States that he believes possess strong financials and solid business plans.The portfolio manager seeks to invest in foreign companies exhibiting above-average earnings growth and led by an effective management team.

[GRAPHIC]


[GRAPHIC]



Solid Companies Positioned for Rapid Growth
Mr. Russell uses a rigorous process in carefully evaluating companies, seeking dynamic businesses that he believes show a potential for superior, consistent revenue and earnings growth. He also looks to own companies he deems to be strategically positioned to capitalize on the potential growth of the global economy.

Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. Classic Series Funds enable investors to participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.


    1 International All Cap Growth Portfolio  | 2002 Semi-Annual Report to
                                 Shareholders

Dear Shareholder:

We herein present the semi-annual report for the Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio ("Portfolio") for the period ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice
James Conheady, who has served as a portfolio manager for the Portfolio since its inception, retired in April 2002. Jeffrey Russell has assumed sole management of the Portfolio.

Performance Update
For the six months ended April 30, 2002, the Portfolio's Class A shares, without sales charges, returned 2.28%. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/1/ returned 5.53% for the same period. The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth")/2/ returned 5.93% for the period. Past performance is not indicative of future results.

Investment Strategy
As "bottom-up"/3/ managers, we look for companies that have the following qualities and characteristics: experienced, effective management teams; a commitment to achieving long-term growth and above-average earnings growth; and an ability to cultivate and leverage sustainable competitive advantages. While a sector or region may have winners and losers, we believe that attractive companies stand by their marketplace strategy, leadership and management.

Market and Portfolio Overview
The six months ended April 30, 2002 encompassed a sharp economic slowdown (in the aftermath of the September 11th terrorist attacks in the U.S.) and signs of renewed growth. During the period, policymakers for the U.S. Federal Reserve Board ("Fed") reduced interest rates to levels not seen in decades, which helped keep consumer demand reasonably vibrant.

In the first trimester of 2002, we have witnessed a re-acceleration of global growth led by improvement in manufacturing orders and the rebuilding of inventory levels, which were drawn down during the significant manufacturing cutbacks of 2001. Yet, most major developed equity markets (excluding Japan) have struggled to post positive returns. Although a worsening backdrop of political strife in the Middle East has given pause to investors, we hope for peaceful progress.

The collapse of several companies that carried substantial debt on their balance sheets has shifted investor appetite from sectors with complexity. Investors now crave more clarity, transparency and defensive predictability. Sectors that we favored in the Portfolio in the past, such as the telecommunications and technology sectors, have remained under pressure as business-capital investment shows continued signs of restraint.

Although the Portfolio's new fiscal year began with difficulty, lagging the MSCI EAFE, it did enjoy positive performance. We have added a few defensive growth stocks to our holdings to broaden the Portfolio's diversity. Recent additions include retailer Tesco PLC of the United Kingdom. We have also increased our equity exposure to Japan during recent months from a very underweight position versus the MSCI EAFE, as we believe equity valuations are inexpensive in a

--------
1 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
2 The MSCI EAFE Growth measures the performance of those MSCI EAFE companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


     2 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders
global context and that consumer sentiment has shown a recent improvement in sympathy with firming industrial production. Recent Japanese additions to the Portfolio include Nomura Holdings, Inc., Mabuchi Motor Co., Ltd. and Tokyo Electron Ltd.

Our position at the end of the period was 67% in Europe, 23% in Asia, and 10% in Canada and other non-EAFE markets combined.

Market Outlook
In May, the U.S. dollar began to weaken versus the euro and yen currencies. This helped non-U.S. equity assets to outperform the U.S. stock market in the first four months of 2002. We believe this may mark the beginning of a new trend of gradual U.S. dollar weakness, which could have a beneficial effect on the Portfolio's net asset value.

The period has been marked by indecisive equity markets, challenged by government-policy changes, economic slowdown, creditworthiness concerns, earnings deterioration in key industries and a sharp swing of investor sentiment. The result of all of this has been heightened equity market volatility. However, our view is to seek equities that we anticipate will offer potential value over the long term.

We thank you for your confidence in our investment approach. We look forward to striving to achieve our goal of helping you take advantage of the growing number of investment opportunities available in today's global economy.

Sincerely,

/s/ Heath B. McLendon               /s/ Jeffrey J. Russell, CFA

Heath B. McLendon                   Jeffrey J. Russell, CFA
Chairman                            Vice President
May 13, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 9 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of April 30, 2002 and is subject to change.


     3 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

        INTERNATIONAL ALL CAP GROWTH PORTFOLIO at a Glance (unaudited)


 TOP TEN HOLDINGS*+

   1. Grafton Group PLC.................. 5.7%
   2. Novartis AG........................ 3.5
   3. Capita Group PLC................... 3.3
   4. Groupe Danone...................... 3.3
   5. Tomra Systems ASA.................. 3.0
   6. Mettler-Toledo International Inc... 2.9
   7. Hutchison Whampoa Ltd.............. 2.9
   8. Serco Group PLC.................... 2.9
   9.  Wal-Mart de Mexico SA de CV....... 2.9
  10. Nokia Oyj.......................... 2.8

                          GEOGRAPHIC DIVERSIFICATION*+

                                    [CHART]

Canada           4.3
France           6.8
Germany          5.1
Hong Kong        7.6
Ireland         10.1
Japan           11.1
Singapore        4.2
Spain            5.0
Switzerland      7.0
United Kingdom  19.0
Other           19.8

                            INVESTMENT BREAKDOWN*++

[CHART]

   7.2           The Americas
   1.2              Australia
   1.5     Africa/Middle East
  22.9           Asia/Pacific
  67.2                 Europe


* All information is as of April 30, 2002. Please note that Portfolio holdings are subject to change.
+ As a percentage of total stock.
++As a percentage of total investments.


     4 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain       Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)(2)/
-----------------------------------------------------------------------------------
4/30/02                 $11.82    $12.09     $0.00       $0.00           2.28%+
-----------------------------------------------------------------------------------
10/31/01                 24.49     11.82      0.00        4.44         (39.64)
-----------------------------------------------------------------------------------
10/31/00                 26.75     24.49      0.38        1.86          (1.62)
-----------------------------------------------------------------------------------
10/31/99                 20.39     26.75      0.00        0.00          31.19
-----------------------------------------------------------------------------------
10/31/98                 20.36     20.39      0.00        0.00           0.15
-----------------------------------------------------------------------------------
10/31/97                 18.64     20.36      0.01        0.00           9.30
-----------------------------------------------------------------------------------
10/31/96                 17.15     18.64      0.17        0.00           9.78
-----------------------------------------------------------------------------------
10/31/95                 18.79     17.15      0.12        0.10          (7.44)
-----------------------------------------------------------------------------------
10/31/94++               18.71     18.79      0.00        0.00           0.43+
-----------------------------------------------------------------------------------
12/31/93                 12.35     18.71      0.00        0.16          52.78
-----------------------------------------------------------------------------------
12/31/92                 12.31     12.35      0.02        0.00           0.49
-----------------------------------------------------------------------------------
Total                                        $0.70       $6.56
-----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain       Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)(2)/
-----------------------------------------------------------------------------------
4/30/02                 $11.38    $11.59     $0.00       $0.00           1.85%+
-----------------------------------------------------------------------------------
10/31/01                 23.89     11.38      0.00        4.44         (40.04)
-----------------------------------------------------------------------------------
10/31/00                 26.13     23.89      0.12        1.86          (2.43)
-----------------------------------------------------------------------------------
10/31/99                 20.08     26.13      0.00        0.00          30.13
-----------------------------------------------------------------------------------
10/31/98                 20.22     20.08      0.00        0.00          (0.69)
-----------------------------------------------------------------------------------
10/31/97                 18.65     20.22      0.00        0.00           8.42
-----------------------------------------------------------------------------------
10/31/96                 17.17     18.65      0.04        0.00           8.89
-----------------------------------------------------------------------------------
Inception* -- 10/31/95   18.38     17.17      0.00        0.10          (6.00)+
-----------------------------------------------------------------------------------
Total                                        $0.16       $6.40
-----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain       Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)(2)/
-----------------------------------------------------------------------------------
4/30/02                 $11.16    $11.37     $0.00       $0.00           1.88%+
-----------------------------------------------------------------------------------
10/31/01                 23.53     11.16      0.00        4.44         (40.06)
-----------------------------------------------------------------------------------
10/31/00                 25.76     23.53      0.12        1.86          (2.42)
-----------------------------------------------------------------------------------
10/31/99                 19.79     25.76      0.00        0.00          30.17
-----------------------------------------------------------------------------------
10/31/98                 19.93     19.79      0.00        0.00          (0.70)
-----------------------------------------------------------------------------------
10/31/97                 18.38     19.93      0.00        0.00           8.43
-----------------------------------------------------------------------------------
10/31/96                 16.93     18.38      0.04        0.00           8.85
-----------------------------------------------------------------------------------
10/31/95                 18.54     16.93      0.00        0.10          (8.11)
-----------------------------------------------------------------------------------
10/31/94++               18.58     18.54      0.00        0.00          (0.22)+
-----------------------------------------------------------------------------------
Inception* -- 12/31/93   12.35     18.58      0.00        0.16          51.73+
-----------------------------------------------------------------------------------
Total                                        $0.16       $6.56
-----------------------------------------------------------------------------------

     5 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                            Net Asset Value
                          -------------------
                          Beginning    End     Income   Capital Gain       Total
Period Ended              of Period of Period Dividends Distributions  Returns/(1)(2)/
--------------------------------------------------------------------------------------
4/30/02                    $11.95    $12.25     $0.00       $0.00           2.51%+
--------------------------------------------------------------------------------------
10/31/01                    24.60     11.95      0.00        4.44         (39.34)
--------------------------------------------------------------------------------------
10/31/00                    26.88     24.60      0.49        1.86          (1.31)
--------------------------------------------------------------------------------------
10/31/99                    20.41     26.88      0.00        0.00          31.70
--------------------------------------------------------------------------------------
10/31/98                    20.38     20.41      0.06        0.00           0.45
--------------------------------------------------------------------------------------
10/31/97                    18.64     20.38      0.06        0.00           9.68
--------------------------------------------------------------------------------------
10/31/96                    17.13     18.64      0.21        0.00          10.19
--------------------------------------------------------------------------------------
10/31/95                    18.80     17.13      0.17        0.10          (7.11)
--------------------------------------------------------------------------------------
Inception* -- 10/31/94++    17.64     18.80      0.00        0.00           6.58+
--------------------------------------------------------------------------------------
Total                                           $0.99       $6.40
--------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                            Net Asset Value
                          -------------------
                          Beginning    End     Income   Capital Gain       Total
Period Ended              of Period of Period Dividends Distributions  Returns/(1)(2)/
--------------------------------------------------------------------------------------
4/30/02                    $11.93    $12.24     $0.00       $0.00           2.60%+
--------------------------------------------------------------------------------------
10/31/01                    24.58     11.93      0.00        4.44         (39.37)
--------------------------------------------------------------------------------------
10/31/00                    26.85     24.58      0.49        1.86          (1.28)
--------------------------------------------------------------------------------------
10/31/99                    20.39     26.85      0.00        0.00          31.68
--------------------------------------------------------------------------------------
10/31/98                    20.36     20.39      0.06        0.00           0.45
--------------------------------------------------------------------------------------
10/31/97                    18.62     20.36      0.06        0.00           9.69
--------------------------------------------------------------------------------------
10/31/96                    17.12     18.62      0.21        0.00          10.13
--------------------------------------------------------------------------------------
Inception* -- 10/31/95      18.38     17.12      0.17        0.10          (5.03)+
--------------------------------------------------------------------------------------
Total                                           $0.99       $6.40
--------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(2)/

                                                  Without Sales Charges/(1)/
                                         --------------------------------------------
                                           Class A    Class B Class L Class Y Class Z
-------------------------------------------------------------------------------------
Six Months Ended 4/30/02+                   2.28%       1.85%   1.88%   2.51%   2.60%
-------------------------------------------------------------------------------------
Year Ended 4/30/02                        (23.34)     (24.05) (24.00) (23.10) (23.07)
-------------------------------------------------------------------------------------
Five Years Ended 4/30/02                   (3.42)      (4.19)  (4.18)  (3.04)  (3.03)
-------------------------------------------------------------------------------------
Ten Years Ended 4/30/02                     2.52         N/A     N/A     N/A     N/A
-------------------------------------------------------------------------------------
Inception* through 4/30/02                  6.64/(3)/  (2.08)   2.55   (0.37)  (0.94)
-------------------------------------------------------------------------------------

                                                  With Sales Charges/(4)/
                                       ----------------------------------------------
                                         Class A    Class B  Class L  Class Y Class Z
-------------------------------------------------------------------------------------
Six Months Ended 4/30/02+                (2.81)%     (3.15)%  (0.10)%   2.51%   2.60%
-------------------------------------------------------------------------------------
Year Ended 4/30/02                      (27.17)     (27.85)  (25.50)  (23.10) (23.07)
-------------------------------------------------------------------------------------
Five Years Ended 4/30/02                 (4.40)      (4.33)   (4.37)   (3.04)  (3.03)
-------------------------------------------------------------------------------------
Ten Years Ended 4/30/02                   2.00         N/A      N/A      N/A     N/A
-------------------------------------------------------------------------------------
Inception* through 4/30/02                6.31/(3)/  (2.08)    2.45    (0.37)  (0.94)
-------------------------------------------------------------------------------------


     6 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS/(2)/



                                                                 Without Sales Charges/(1)/
-------------------------------------------------------------------------------------------
Class A (4/30/92 through 4/30/02)                                              28.31%
-------------------------------------------------------------------------------------------
Class B (Inception* through 4/30/02)                                          (14.56)
-------------------------------------------------------------------------------------------
Class L (Inception* through 4/30/02)                                           26.48
-------------------------------------------------------------------------------------------
Class Y (Inception* through 4/30/02)                                           (2.87)
-------------------------------------------------------------------------------------------
Class Z (Inception* through 4/30/02)                                           (6.82)
-------------------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3)Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.
(4)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 ++For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, Y and Z shares are November 22, 1991, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively.

    7 International All Cap Growth Portfolio  | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Growth of $10,000 Invested in Class A Shares of the
International All Cap Growth Portfolio vs. MSCI EAFE Index and MSCI EAFE Growth Index+
--------------------------------------------------------------------------------

                           April 1992 -- April 2002

                                      [CHART]

             SB International
                 All Cap
            Growth Portfolio     MSCI EAFE Index   MSCI EAFE Growth Index
            ------------------   ---------------   ----------------------
 4/1992          $9,500              $10,000              $10,000
10/1992           8,790                9,794                8,712
10/1993          12,498               13,504               11,616
10/1994          13,753               14,906               12,013
10/1995          12,731               14,896               12,202
10/1996          13,976               16,505               13,279
10/1997          15,276               17,318               13,623
10/1998          15,299               19,041               15,210
10/1999          20,070               23,428               18,337
10/2000          19,745               22,749               17,015
10/2001          11,917               17,060               11,822
 4/2002          12,190               18,003               12,523













+Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1992, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Morgan Stanley Capital International EAFE ("MSCI EAFE") Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, which includes value and growth securities. The MSCI EAFE Index is weighted based on each company's market capitalization. The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with high price-to-book ratios and high forecasted growth values, relative to each MSCI country. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     8 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                 APRIL 30, 2002




  SHARES                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 100%
Australia -- 1.2%
3,700,000 John Fairfax Holdings Ltd.                                        $  7,078,634
---------------------------------------------------------------------------------------
Canada -- 4.3%
  400,000 Celestica Inc.+                                                     11,161,426
  496,000 Patheon, Inc.+                                                       3,929,026
  400,000 The Toronto-Dominion Bank                                           10,681,804
---------------------------------------------------------------------------------------
                                                                              25,772,256
---------------------------------------------------------------------------------------
Denmark -- 1.1%
  235,000 Novo Nordisk A/S*                                                    6,886,655
---------------------------------------------------------------------------------------
Finland -- 2.8%
1,029,000 Nokia Oyj                                                           16,719,397
---------------------------------------------------------------------------------------
France -- 6.8%
  697,664 Axa*                                                                14,794,380
  149,800 Groupe Danone*                                                      19,828,446
  207,800 STMicroelectronics N.V.                                              6,455,415
---------------------------------------------------------------------------------------
                                                                              41,078,241
---------------------------------------------------------------------------------------
Germany -- 5.1%
   40,000 Allianz AG*                                                          9,416,905
  108,000 SAP AG*                                                             14,063,118
   19,000 SAP AG ADR                                                             619,400
  274,000 Stinnes AG                                                           6,932,924
---------------------------------------------------------------------------------------
                                                                              31,032,347
---------------------------------------------------------------------------------------
Hong Kong -- 7.6%
1,283,177 HSBC Holdings PLC*                                                  15,260,149
2,039,000 Hutchison Whampoa Ltd.                                              17,843,423
  137,000 Johnson Electric Holdings Ltd.                                         208,160
7,904,000 Li & Fung Ltd.                                                      12,668,210
---------------------------------------------------------------------------------------
                                                                              45,979,942
---------------------------------------------------------------------------------------
Ireland -- 10.1%
1,250,000 Bank of Ireland                                                     14,576,032
        5 CRH PLC                                                                     87
9,095,000 Grafton Group PLC                                                   34,560,076
1,579,402 Irish Continental Group PLC                                         12,372,899
---------------------------------------------------------------------------------------
                                                                              61,509,094
---------------------------------------------------------------------------------------
Israel -- 0.7%
  200,000 Amdocs Ltd.+                                                         4,346,000
---------------------------------------------------------------------------------------
Italy -- 2.4%
  700,000 Sanpaolo IMI S.p.A.*                                                 7,796,996
1,552,000 Telecom Italia Mobile S.p.A.*                                        6,777,866
---------------------------------------------------------------------------------------
                                                                              14,574,862
---------------------------------------------------------------------------------------
Japan -- 11.1%
  370,000 Kao Corp.                                                            7,229,769
   68,000 MABUCHI MOTOR CO., LTD.                                              6,659,453
  150,000 Murata Manufacturing Co., Ltd.                                       9,493,597
  465,000 Nomura Holdings, Inc.                                                6,479,701
  313,000 PIONEER CORP.                                                        6,176,910


                      See Notes to Financial Statements.

     9 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)       APRIL 30, 2002



  SHARES                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------
Japan -- 11.1% (continued)
  150,200 SONY CORP.                                                        $  8,068,039
  821,000 Terumo Corp.                                                        12,137,161
   87,000 Tokyo Electron Ltd.                                                  6,258,067
  185,300 Trend Micro Inc.+                                                    4,991,149
---------------------------------------------------------------------------------------
                                                                              67,493,846
---------------------------------------------------------------------------------------
Mexico -- 2.9%
6,257,333 Wal-Mart de Mexico SA de CV                                         17,559,524
---------------------------------------------------------------------------------------
Netherlands -- 1.8%
  160,000 Heineken N.V.*                                                       7,203,599
   62,600 IHC Caland N.V.                                                      3,514,555
---------------------------------------------------------------------------------------
                                                                              10,718,154
---------------------------------------------------------------------------------------
Norway -- 3.0%
2,402,800 Tomra Systems ASA*                                                  18,296,157
---------------------------------------------------------------------------------------
Singapore -- 4.2%
2,134,000 DelGro Corp. Ltd.                                                    3,049,497
7,514,500 Singapore Technologies Engineering Ltd.                              8,706,695
1,491,000 Venture Manufacturing (Singapore) Ltd.*                             13,984,938
---------------------------------------------------------------------------------------
                                                                              25,741,130
---------------------------------------------------------------------------------------
South Africa -- 0.8%
   96,000 Anglo American Platinum Corp. Ltd.                                   4,579,170
---------------------------------------------------------------------------------------
Spain -- 5.0%
1,000,000 Amadeus Global Travel Distribution S.A., Class A Shares              6,654,325
1,602,000 Indra Sistemas S.A.*                                                14,165,553
  166,000 Sogecable S.A.+ *                                                    3,442,402
  573,719 Telefonica S.A.                                                      6,137,270
---------------------------------------------------------------------------------------
                                                                              30,399,550
---------------------------------------------------------------------------------------
Sweden -- 3.1%
  471,000 Assa Abloy AB*                                                       6,087,755
  697,000 Securitas AB*                                                       12,937,512
---------------------------------------------------------------------------------------
                                                                              19,025,267
---------------------------------------------------------------------------------------
Switzerland -- 7.0%
   58,000 Adecco S.A.*                                                         3,666,019
  465,000 Mettler-Toledo International Inc.+                                  17,879,250
  500,000 Novartis AG                                                         20,950,883
---------------------------------------------------------------------------------------
                                                                              42,496,152
---------------------------------------------------------------------------------------
United Kingdom -- 19.0%
3,600,000 Capita Group PLC                                                    20,018,062
2,570,000 Compass Group PLC                                                   15,984,589
  575,000 Diageo PLC                                                           7,630,038
2,377,000 Hays PLC                                                             5,963,880
  821,000 Jardine Lloyd Thompson Group PLC                                     7,952,529
3,658,955 Misys PLC                                                           13,643,868
4,563,898 Serco Group PLC                                                     17,716,324
1,845,000 Taylor Nelson Sofres PLC                                             6,355,767

                      See Notes to Financial Statements.


    10 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)   APRIL 30, 2002



  SHARES                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------
United Kingdom -- 19.0% (continued)
1,700,000 Tesco PLC                                                         $  6,512,461
8,389,886 Vodafone Group PLC                                                  13,534,440
---------------------------------------------------------------------------------------
                                                                             115,311,958
---------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $483,825,789)                          606,598,336
---------------------------------------------------------------------------------------

WARRANTS                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------
WARRANTS -- 0.0%
Venezuela -- 0.0%
    7,140 Republic of Venezuela Warrants, Expire 4/15/20+ (Cost -- $0)                 0
---------------------------------------------------------------------------------------
          TOTAL INVESTMENTS -- 100% (Cost -- $483,825,789**)                $606,598,336
---------------------------------------------------------------------------------------

 +Non-income producing security.
 *All or a portion of this security is on loan (See Note 8).
**Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.


    11 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)     APRIL 30, 2002



ASSETS:
   Investments, at value (Cost -- $483,825,789)                                     $606,598,336
   Foreign currency, at value (Cost -- $2,134,852)                                     2,154,142
   Collateral for securities on loan (Note 8)                                         83,573,092
   Receivable for securities sold                                                      3,491,010
   Dividends and interest receivable                                                   2,211,090
   Receivable for Fund shares sold                                                       522,116
------------------------------------------------------------------------------------------------
   Total Assets                                                                      698,549,786
------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 8)                                            83,573,092
   Payable to bank                                                                     3,430,742
   Payable for securities purchased                                                    2,710,045
   Payable for Fund shares purchased                                                     540,624
   Management fee payable                                                                472,965
   Distribution fees payable                                                              62,810
   Payable for open forward foreign currency contracts (Note 6)                            2,382
   Accrued expenses                                                                      508,055
------------------------------------------------------------------------------------------------
   Total Liabilities                                                                  91,300,715
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $607,249,071
------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                      $     50,532
   Capital paid in excess of par value                                               478,684,098
   Accumulated net investment loss                                                   (11,483,699)
   Accumulated net realized gain from security transactions and foreign currencies    17,176,256
   Net unrealized appreciation of investments and foreign currencies                 122,821,884
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $607,249,071
-------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                            14,219,815
---------------------------------------------------------------------------------------------
   Class B                                                                             5,997,946
---------------------------------------------------------------------------------------------
   Class L                                                                             6,379,199
---------------------------------------------------------------------------------------------
   Class Y                                                                            17,333,193
---------------------------------------------------------------------------------------------
   Class Z                                                                             6,601,443
---------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                         $12.09
---------------------------------------------------------------------------------------------
   Class B *                                                                              $11.59
---------------------------------------------------------------------------------------------
   Class L **                                                                             $11.37
---------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                         $12.25
---------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                         $12.24
---------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                      $12.73
---------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                      $11.48
------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.01% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


    12 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)    FOR THE SIX MONTHS ENDED APRIL 30, 2002



INVESTMENT INCOME:
   Dividends                                                    $  4,405,956
   Interest                                                          209,218
   Less: Foreign withholding tax                                    (485,370)
--------------------------------------------------------------------------
   Total Investment Income                                         4,129,804
--------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                         2,741,477
   Distribution fees (Note 2)                                      1,019,373
   Shareholder and system servicing fees                             356,050
   Custody                                                           208,273
   Registration fees                                                  49,589
   Audit and legal                                                    38,184
   Shareholder communications                                         32,728
   Directors' fees                                                    10,909
   Other                                                              33,229
--------------------------------------------------------------------------
   Total Expenses                                                  4,489,812
--------------------------------------------------------------------------
Net Investment Loss                                                 (360,008)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)      29,822,465
     Foreign currency transactions                               (10,690,325)
--------------------------------------------------------------------------
   Net Realized Gain                                              19,132,140
--------------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Security transactions                                           245,243
     Foreign currency transactions                                    31,418
--------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           276,661
--------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                    19,408,801
--------------------------------------------------------------------------
Increase in Net Assets From Operations                          $ 19,048,793
--------------------------------------------------------------------------

                      See Notes to Financial Statements.


    13 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

                                                                        2002            2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $    (360,008) $      (421,026)
   Net realized gain (loss)                                           19,132,140      (12,283,150)
   Increase (decrease) in net unrealized appreciation                    276,661     (406,722,434)
--------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                  19,048,793     (419,426,610)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         --     (226,217,108)
   Capital                                                                    --           (1,520)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                  --     (226,218,628)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                  377,172,841    4,919,518,855
   Net asset value of shares issued for reinvestment of dividends             --      165,925,379
   Cost of shares reacquired                                        (427,230,187)  (5,348,164,968)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions               (50,057,346)    (262,720,734)
--------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (31,008,553)    (908,365,972)

NET ASSETS:
   Beginning of period                                               638,257,624    1,546,623,596
--------------------------------------------------------------------------------------------------
   End of period*                                                  $ 607,249,071  $   638,257,624
--------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                      $(11,483,699)       $(433,366)
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    14 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The International All Cap Growth Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of this Portfolio and two other separate investment portfolios: European and Global Government Bond Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $386,474 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

   15  International All Cap Growth Portfolio  | 2002 Semi-Annual Report to
                                 Shareholders

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, the Portfolio paid transfer agent fees of $214,310 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended April 30, 2002, SSB and its affiliates received $13,327 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2002, sales charges and CDSCs received by SSB were approximately:

                                                     Class A  Class B Class L
-----------------------------------------------------------------------------
Sales Charges                                        $151,000 $    -- $21,000
-----------------------------------------------------------------------------
CDSCs                                                  19,000  43,000   1,000
-----------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class shares. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each respective class. For the six months ended April 30, 2002, total Distribution Plan fees incurred were:

                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
Distribution Plan Fees                             $239,127 $385,437 $394,809
-----------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                        $ 63,619,222
-----------------------------------------------------------------------------
Sales                                                             131,840,720
-----------------------------------------------------------------------------

At April 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $167,556,503
Gross unrealized depreciation                                     (44,783,956)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $122,772,547
------------------------------------------------------------------------------

   16  International All Cap Growth Portfolio  | 2002 Semi-Annual Report to
                                 Shareholders

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, the Portfolio did not hold any futures contracts.

   17  International All Cap Growth Portfolio  | 2002 Semi-Annual Report to
                                 Shareholders

6. Forward Foreign Currency Contracts

At April 30, 2002, the Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                     Local      Market   Settlement Unrealized
Foreign Currency                    Currency    Value       Date       Loss
------------------------------------------------------------------------------
To Buy:
British Pound                         480,915 $  700,501   5/1/02    $  (625)
To Sell:
Euro                                2,342,973  2,109,730   5/2/02     (1,757)
------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts       $(2,382)
------------------------------------------------------------------------------

7. Concentration of Risk

The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts. The Portfolio maintains exposure for the risk of any loss in the investment of amounts received as collateral.

At April 30, 2002, the Portfolio loaned common stocks having a market value of $80,400,038. The Portfolio received cash collateral amounting to $83,573,092 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest income earned by the Portfolio from securities lending for the six months ended April 30, 2002 was $108,339.

9. Capital Loss Carryforward

At October 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $12,450,000 of capital loss carryforwards, expiring on October 31, 2009, available to offset future net realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

    18 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

10.Capital Shares

At April 30, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                      Six Months Ended                 Year Ended
                                                       April 30, 2002               October 31, 2001
                                                 --------------------------  -----------------------------
                                                    Shares        Amount        Shares          Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                                       20,246,391  $ 250,027,735   246,761,677  $ 4,376,108,829
Shares issued on reinvestment                             --             --     3,893,248       68,949,422
Shares reacquired                                (22,832,143)  (284,333,172) (261,740,201)  (4,745,975,029)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                      (2,585,752) $ (34,305,437)  (11,085,276) $  (300,916,778)
-----------------------------------------------------------------------------------------------------------
Class B
Shares sold                                        1,419,887  $  16,817,430     1,517,872  $    22,984,684
Shares issued on reinvestment                             --             --     1,888,472       32,387,286
Shares reacquired                                 (2,525,175)   (30,138,289)   (4,369,702)     (66,960,093)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                      (1,105,288) $ (13,320,859)     (963,358) $   (11,588,123)
-----------------------------------------------------------------------------------------------------------
Class L
Shares sold                                        1,057,194  $  12,350,694    19,958,933  $   359,830,264
Shares issued on reinvestment                             --             --     1,782,461       29,980,996
Shares reacquired                                 (1,979,333)   (23,206,842)  (22,522,546)    (405,914,257)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                        (922,139) $ (10,856,148)     (781,152) $   (16,102,997)
-----------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                        1,590,607  $  20,076,359     5,192,951  $    89,557,404
Shares issued on reinvestment                             --             --       535,420        9,551,893
Shares reacquired                                   (879,222)   (11,170,498)   (2,854,535)     (48,660,381)
-----------------------------------------------------------------------------------------------------------
Net Increase                                         711,385  $   8,905,861     2,873,836  $    50,448,916
-----------------------------------------------------------------------------------------------------------
Class Z
Shares sold                                        6,283,905  $  77,900,623     4,687,976  $    71,037,674
Shares issued on reinvestment                             --             --     1,406,838       25,055,782
Shares reacquired                                 (6,270,699)   (78,381,386)   (5,302,749)     (80,655,208)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               13,206  $    (480,763)      792,065  $    15,438,248
-----------------------------------------------------------------------------------------------------------

    19 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                             2002/(1)(2)/   2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/    1997/(2)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.82        $24.49      $26.75      $20.39      $20.36       $18.64
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 (0.01)         0.01       (0.08)      (0.03)      (0.00)*      (0.04)
 Net realized and unrealized gain (loss)       0.28         (8.24)       0.06        6.39        0.03         1.77
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.27         (8.23)      (0.02)       6.36        0.03         1.73
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                      --            --       (0.38)         --          --        (0.01)
 Net realized gains                              --         (4.44)      (1.86)         --          --           --
 Capital                                         --         (0.00)*        --          --          --           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                              --         (4.44)      (2.24)         --          --        (0.01)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.09        $11.82      $24.49      $26.75      $20.39       $20.36
--------------------------------------------------------------------------------------------------------------------
Total Return                                   2.28%++     (39.64)%     (1.62)%     31.19%       0.15%        9.30%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $171,970      $198,677    $683,133    $598,043    $453,029     $464,796
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.39%+        1.24%       1.21%       1.28%       1.28%        1.31%
 Net investment income (loss)                 (0.14)+        0.03       (0.29)      (0.13)      (0.00)**     (0.18)
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          10%            8%         26%         31%         25%          35%
--------------------------------------------------------------------------------------------------------------------

Class B Shares                             2002/(1)(2)/   2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/    1997/(2)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.38        $23.89      $26.13      $20.08      $20.22       $18.65
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.06)        (0.12)      (0.33)      (0.23)      (0.18)       (0.20)
 Net realized and unrealized gain (loss)       0.27         (7.95)       0.07        6.28        0.04         1.77
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.21         (8.07)      (0.26)       6.05       (0.14)        1.57
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                      --            --       (0.12)         --          --           --
 Net realized gains                              --         (4.44)      (1.86)         --          --           --
 Capital                                         --         (0.00)*        --          --          --           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                              --         (4.44)      (1.98)         --          --           --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.59        $11.38      $23.89      $26.13      $20.08       $20.22
--------------------------------------------------------------------------------------------------------------------
Total Return                                   1.85%++     (40.04)%     (2.43)%     30.13%      (0.69)%       8.42%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $69,544       $80,823    $192,707    $200,071    $180,980     $231,148
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      2.25%+        2.10%       2.06%       2.08%       2.09%        2.11%
 Net investment loss                          (1.00)+       (0.79)      (1.15)      (1.01)      (0.84)       (0.95)
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          10%            8%         26%         31%         25%          35%
--------------------------------------------------------------------------------------------------------------------

(1)For the six months ended April 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 * Amount represents less than $0.01 per share.
** Amount represents less than 0.01%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

    20 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                            2002/(1)(2)/   2001/(2)/        2000/(2)/   1999/(2)/    1998/(2)(3)/   1997/(2)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.16       $23.53        $25.76          $19.79        $19.93        $18.38
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.06)       (0.11)        (0.31)          (0.22)        (0.17)        (0.22)
 Net realized and unrealized gain (loss)       0.27        (7.82)         0.06            6.19          0.03          1.77
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.21        (7.93)        (0.25)           5.97         (0.14)         1.55
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                      --           --         (0.12)             --            --            --
 Net realized gains                              --        (4.44)        (1.86)             --            --            --
 Capital                                         --        (0.00)*          --              --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                              --        (4.44)        (1.98)             --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.37       $11.16        $23.53          $25.76        $19.79        $19.93
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                   1.88%++    (40.06)%       (2.42)%         30.17%        (0.70)%        8.43%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $72,548      $81,482      $190,144        $178,259      $152,569      $200,849
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      2.24%+       2.08%         2.04%           2.07%         2.07%         2.12%
 Net investment loss                          (0.97)+      (0.77)        (1.13)          (0.98)        (0.81)        (0.97)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          10%           8%           26%             31%           25%           35%
-----------------------------------------------------------------------------------------------------------------------------

Class Y Shares                            2002/(1)(2)/   2001/(2)/      2000/(2)/       1999/(2)/     1998/(2)/     1997/(2)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.95       $24.60        $26.88          $20.41        $20.38        $18.64
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  0.02         0.06         (0.00)*          0.03          0.08          0.04
 Net realized and unrealized gain (loss)       0.28        (8.27)         0.07            6.44          0.01          1.76
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.30        (8.21)         0.07            6.47          0.09          1.80
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                      --           --         (0.49)             --         (0.06)        (0.06)
 Net realized gains                              --        (4.44)        (1.86)             --            --            --
 Capital                                         --        (0.00)*          --              --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                              --        (4.44)        (2.35)             --         (0.06)        (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.25       $11.95        $24.60          $26.88        $20.41        $20.38
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                   2.51%++    (39.34)%       (1.31)%         31.70%         0.45%         9.68%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $212,412     $198,655      $338,192        $354,242      $333,979      $301,852
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.98%+       0.94%         0.92%           0.92%         0.91%         0.94%
 Net investment income (loss)                  0.36+        0.39         (0.01)           0.14          0.37          0.23
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          10%           8%           26%             31%           25%           35%
-----------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended April 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

    21 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class Z Shares                             2002/(1)(2)/    2001/(2)/    2000/(2)/     1999/(2)/    1998/(2)/    1997/(2)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.93        $24.58       $26.85        $20.39       $20.36       $18.62
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  0.02          0.06        (0.00)*        0.04         0.08         0.05
 Net realized and unrealized gain (loss)       0.29         (8.27)        0.08          6.42         0.01         1.75
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.31         (8.21)        0.08          6.46         0.09         1.80
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                      --            --        (0.49)           --        (0.06)       (0.06)
 Net realized gains                              --         (4.44)       (1.86)           --           --           --
 Capital                                         --         (0.00)*         --            --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                              --         (4.44)       (2.35)           --        (0.06)       (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.24        $11.93       $24.58        $26.85       $20.39       $20.36
-------------------------------------------------------------------------------------------------------------------------
Total Return                                   2.60%++     (39.37)%      (1.28)%       31.68%        0.45%        9.69%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $80,775       $78,621     $142,448      $137,212     $117,132     $131,709
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.98%+        0.94%        0.92%         0.92%        0.92%        0.94%
 Net investment income (loss)                  0.35+         0.41        (0.00)**       0.16         0.36         0.22
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          10%            8%          26%           31%          25%          35%
-------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended April 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 * Amount represents less than $0.01 per share.
** Amount represents less than 0.01%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


    22 International All Cap Growth Portfolio | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



          DIRECTORS                   INVESTMENT MANAGER
          Abraham E. Cohen            Smith Barney Fund Management LLC
          Robert A. Frankel
          Michael Gellert             DISTRIBUTOR
          Rainer Greeven              Salomon Smith Barney Inc.
          Susan M. Heilbron
          Heath B. McLendon, Chairman CUSTODIAN
                                      State Street Bank and
          Victor K. Atkins, Emeritus    Trust Company

          OFFICERS                    TRANSFER AGENT
          Maurits E. Edersheim        Travelers Bank & Trust, fsb.
          Chairman of the Fund        125 Broad Street
          & Advisory Director         11th Floor
                                      New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     PFPC Global Fund Services
                                      P.O. Box 9699
          Lewis E. Daidone            Providence, Rhode Island
          Senior Vice President       02940-9699
          and Treasurer

          Jeffrey J. Russell, CFA
          Vice President

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney World Funds, Inc.





 This report is submitted for the general information of shareholders of Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01934 6/02

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                       GLOBAL GOVERNMENT BOND PORTFOLIO
                              EUROPEAN PORTFOLIO
--------------------------------------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2002



                      [LOGO] SMITH BARNEY MUTUAL FUNDS
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney
 World Funds, Inc.



The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high-quality bonds issued by the United States or foreign governments.

                                     NASDAQ SYMBOL
                                     -------------
                             Class A     SBGLX
                             Class B     SBGBX
                             Class L     SGGLX

The European Portfolio seeks long-term capital appreciation by investing in equity securities of European issuers.

                                     NASDAQ SYMBOL
                                     -------------
                             Class A     SBEAX
                             Class B     SBEBX
                             Class L     SBELX


 WHAT'S INSIDE


                    Letter from the Chairman............  1

                    Global Government Bond Portfolio
                      Portfolio Manager Commentary......  2
                      Historical Performance............  4
                      Portfolio at a Glance.............  7

                    European Portfolio
                      Portfolio Manager Commentary......  8
                      Historical Performance............ 11
                      Portfolio at a Glance............. 13

                    Schedules of Investments............ 14

                    Statements of Assets and Liabilities 18

                    Statements of Operations............ 19

                    Statements of Changes in Net Assets. 20

                    Notes to Financial Statements....... 22

                    Financial Highlights................ 29

                           LETTER FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

--------------------------------------------------------------------------------

The past six months brought welcomed signs of strength to the U.S. economy, led by improvement in manufacturing orders and the rebuilding of inventory levels, which had been drawn down during the significant cutbacks of 2001. Consensus estimates that the U.S. Gross Domestic Product ("GDP")/1/ was rising also confirmed that the economic cycle was beginning to turn. Furthermore, in February, U.S. Federal Reserve Board Chairman Alan Greenspan called the current 1.75% federal funds rate ("fed funds rate")/2/ "very low." Bull markets have tended to be fed by liquidity -- the availability of money and credit. The historically low short-term interest rates and strong growth in money supply should positively contribute to future economic growth. Most developed non-U.S. equity markets (excluding Japan) continued to struggle to post positive returns.

As Portfolio Manager Denis P. Mangan forecasts in his following commentary, potential rate increases may occur in the U.S. prior to Europe. Therefore, he maintains a favorable bias toward European fixed-income instruments in terms of the securities he manages for the Global Government Bond Portfolio ("Portfolio"). The Portfolio, which ranked among the top 10 world bond funds listed in Money Magazine in terms of three-year performance (based upon the Port- folio "A" shares),/3/ seeks to achieve as high a level of current income and capital preservation as is consistent with its policy of investing principally in high-quality bonds of the United States and foreign governments. In seeking to achieve the Portfolio's capital appreciation objective, the Portfolio Manager seeks investments that he deems to be the best values currently available in the marketplace. In both cases, quantitative techniques are used to measure and assess risk. Depending on the Portfolio Manager's outlook, the Portfolio's investment exposure to various foreign markets, capital appreciation and income-oriented investments may vary. The Portfolio will not invest more than 45% of its assets in any single country other than the U.S. The Portfolio's allocation will depend on the relative attractiveness of the global markets and particular issuers.

In terms of the European equity markets, Rein W. Van der Does, Portfolio Manager of the European Portfolio ("Portfolio"), provides his insights on why he believes Europe currently offers potential long-term opportunities, based upon the market's recent valu- ations. He also addresses the challenges facing the equity markets. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers based in Europe. In pursuit of this objective, the Portfolio Manager employs a bottom-up/4/ investment approach, evaluating individual companies rather than investment trends. While economic cycles are important considerations when analyzing a company's outlook, the Portfolio Manager generally searches for promising European companies that he thinks possess solid growth prospects, regardless of the macroeconomic conditions affecting the company's region. While no assurances can be made, the Portfolio Manager believes this bottom-up strategy can provide investors with solid returns over the long term.

In our opinion, the European markets offer potential value to investors. Although we cannot state for certain when rates will in fact rise, it's our view that based upon the current global economic climate, rates are not as likely to rise as quickly in Europe as they may in the United States. The key to prudent investing, in our view, is to maintain a diversified approach and long-term investment horizon through different market cycles.

We thank you for investing in Smith Barney World Funds, Inc. --Global Government Bond and European Portfolios, and we look forward to diligently addressing your investment-management needs in the future.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 17, 2002

--------
1GDP is a market value of goods and services produced by labor and property in a given country.
2The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

--------
3The Portfolio's Class A shares returned 3.83% (excluding effects of sales charges) and 2.24% (including effects of sales charges) over the three-year period ended April 30, 2002. Please see page 6 of the report for performance data of the Portfolio's shares over various other periods.
4Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

The information provided in the commentaries on pages 1 through 3 and 8 through 10 represent the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 17 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of April 30, 2002 and is subject to change.


  1 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 GLOBAL GOVERNMENT BOND PORTFOLIO


[PHOTO]
DENIS P. MANGAN
VICE PRESIDENT

Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. Mr. Mangan joined Smith Barney Capital Management in 1994. He was previously with J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading at the firm for three years. Prior to that, Mr. Mangan spent two years at Citibank, N.A., London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also served at Citicorp for seven years in U.S. Treasury Securities management, performing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University and a Ph.D. in Financial Economics from Columbia University.

Performance Update
For the six months ended April 30, 2002, Class A shares of the Global Government Bond Portfolio ("Portfolio"), without sales charges, returned negative 1.73% In comparison, the J.P. Morgan Global Government Bond Market Index ("J.P. Morgan Index")/1 /-- Hedged and the J.P. Morgan Index -- Unhedged returned negative 1.12% and negative 2.15%, respectively, for the same period. Past performance is not indicative of future results.

Market and Portfolio Overview
In the last quarter of 2001, bond markets were dominated by the impact of the events of September 11th. Amid the downward revisions in global growth expectations sparked by this tragedy, bond yields declined sharply during October as 10-year yields on U.S. and German government issues dropped to lows of 4.20% and 4.27%, respectively, in early November. By the close of 2001, the U.S. Federal Reserve Board ("Fed") had lowered rates by 125 basis points/2/ and the European Central Bank ("ECB") had reduced rates by 50 basis points.

The pessimism that had been prevalent during October started to dissipate last November as retail sales bounced back strongly supported by improved, although still weak, business and consumer confidence. Investors responded to this by rapidly reassessing their expectations for the future course of interest rates. Consequently, many bond yields increased, as the bond market experienced capital losses (bond prices typically move in the opposite direction of bond yields.) The U.S. market was the worst performer among the major bond markets.

Throughout October and November, relative to the J.P. Morgan Index -- Hedged, the Portfolio maintained an overall neutral duration,/3/ an overweight position in Europe, and an underweight position in the U.S. This benefited the Portfolio, given that yields in Europe rose less than those in the U.S. However, toward the end of the calendar year, the continued increase in yields, particularly in Europe where the Portfolio still had an overweight position, negatively impacted performance. We maintained our structural underweight position relative to the J.P. Morgan Index in Japanese sovereign bonds,/4/ as we maintained the view that the low level of yields provided for little upside potential.

During the first quarter of 2002, global bond markets temporarily recovered their poise following the sharp increase in volatility exhibited during November and December. However, the markets declined again during March as evidence of economic recovery started to accumulate. Economic data seemed to confirm that the economic cycle was beginning to

--------
1The J.P. Morgan Index is a daily, market-capitalization weighted, international fixed income index consisting of 13 countries. Please note that an investor cannot invest directly in an index.
2A basis point is 0.01% or one one-hundredth of a percent.
3Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.
4Sovereign bonds are bonds issued by non-U.S. governments.

  2 Smith Barney World Funds, Inc. | 2002 Semi-Annual Report to Shareholders turn, especially within the U.S., where consensus estimates for first quarter growth of Gross Domestic Product ("GDP")/5/ rose to approximately 5.8% on a seasonally adjusted annualized basis -- a level far stronger than consensus estimates, according to our research. Against this backdrop, the Fed removed its easing bias that had been in place since the beginning of last year. The eurozone economy appeared to re-synchronize itself with the U.S. as evidence of an inventory and confidence upswing emerged over the first quarter -- albeit with more modest growth readings. While there were indications from the ECB that its current 3.25% interest rate appeared appropriate for economic growth, interest-rate futures contracts priced in a rise by September 2002.

During the quarter, the Portfolio benefited from the rally in government bonds early in the year as we maintained the overall long duration position initiated at the end of 2001. Anticipating signs of an economic recovery, we reduced the duration of the Portfolio in mid-January and February. This proved to be the correct strategy, as yields started rising again.

In Japan, concerns grew over the inability of policymakers to address deflation risks in a debt-ridden economy, and Moody's Investors Service, Inc./6/ announced that it was looking into considering cutting the credit rating of Japan by up to two notches. We maintained our underweight position in Japan relative to the J.P. Morgan Index.

Market Outlook
In our view, the global economy has shifted decisively towards recovery, driven by strong cyclical forces and stimulative policy settings. Consumer and corporate confidence readings have rebounded across the major economies, with the exception of Japan.

The key theme over the coming months will therefore be analyzing the likely timing and extent of any reversal in official interest rate trends. We believe the path towards economic recovery could be slower than initially anticipated in both the U.S. and Europe. Until we get clearer signals as to the pace of this recovery, we plan to maintain a relatively neutral duration relative to the benchmark, with a bias for European bonds over U.S. instruments. This reflects the view that the U.S. bond market is ahead in the cycle relative to its European counterparts and, in our view; rate hikes are likely to come from the Fed before the ECB.

Thank you for investing with us.

Sincerely,

/s/ Denis P. Mangan

Denis P. Mangan
Vice President

May 17, 2002

--------
5GDP is a market value of goods and services produced by labor and property in a given country.
6Moody's Investors Service, Inc. is a major credit rating agency.


  3 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return        Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
----------------------------------------------------------------------------------------------
4/30/02                 $10.82    $10.46     $0.17       $0.00       $0.00         (1.73)%+
----------------------------------------------------------------------------------------------
10/31/01                 10.95     10.82      1.20        0.00        0.06         11.11
----------------------------------------------------------------------------------------------
10/31/00                 11.18     10.95      0.88        0.00        0.00          6.13
----------------------------------------------------------------------------------------------
10/31/99                 11.88     11.18      0.52        0.00        0.00         (1.62)
----------------------------------------------------------------------------------------------
10/31/98                 12.22     11.88      0.22        0.60        0.45          8.08
----------------------------------------------------------------------------------------------
10/31/97                 12.55     12.22      1.22        0.08        0.00          8.21
----------------------------------------------------------------------------------------------
10/31/96                 12.30     12.55      0.87        0.00        0.00          9.41
----------------------------------------------------------------------------------------------
10/31/95                 11.68     12.30      0.78        0.00        0.00         12.40
----------------------------------------------------------------------------------------------
10/31/94++               12.92     11.68      0.23        0.00        0.42         (4.64)+
----------------------------------------------------------------------------------------------
12/31/93                 11.84     12.92      0.52        0.59        0.00         19.13
----------------------------------------------------------------------------------------------
12/31/92                 12.90     11.84      0.97        0.19        0.00          0.93
----------------------------------------------------------------------------------------------
Total                                        $7.58       $1.46       $0.93
----------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return        Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
----------------------------------------------------------------------------------------------
4/30/02                 $10.85    $10.48     $0.14       $0.00       $0.00         (2.10)%+
----------------------------------------------------------------------------------------------
10/31/01                 10.92     10.85      1.08        0.00        0.06         10.48
----------------------------------------------------------------------------------------------
10/31/00                 11.16     10.92      0.83        0.00        0.00          5.56
----------------------------------------------------------------------------------------------
10/31/99                 11.87     11.16      0.47        0.00        0.00         (2.11)
----------------------------------------------------------------------------------------------
10/31/98                 12.22     11.87      0.19        0.60        0.42          7.46
----------------------------------------------------------------------------------------------
10/31/97                 12.50     12.22      1.10        0.08        0.00          7.62
----------------------------------------------------------------------------------------------
10/31/96                 12.26     12.50      0.81        0.00        0.00          8.83
----------------------------------------------------------------------------------------------
Inception* -- 10/31/95   11.57     12.26      0.66        0.00        0.00         11.97+
----------------------------------------------------------------------------------------------
Total                                        $5.28       $0.68       $0.48
----------------------------------------------------------------------------------------------


  4 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return        Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
----------------------------------------------------------------------------------------------
4/30/02                 $10.85    $10.48     $0.15       $0.00       $0.00         (2.04)%+
----------------------------------------------------------------------------------------------
10/31/01                 10.92     10.85      1.09        0.00        0.07         10.69
----------------------------------------------------------------------------------------------
10/31/00                 11.15     10.92      0.83        0.00        0.00          5.67
----------------------------------------------------------------------------------------------
10/31/99                 11.86     11.15      0.47        0.00        0.00         (2.11)
----------------------------------------------------------------------------------------------
10/31/98                 12.19     11.86      0.19        0.60        0.42          7.67
----------------------------------------------------------------------------------------------
10/31/97                 12.47     12.19      1.11        0.08        0.00          7.73
----------------------------------------------------------------------------------------------
10/31/96                 12.23     12.47      0.81        0.00        0.00          8.90
----------------------------------------------------------------------------------------------
10/31/95                 11.68     12.23      0.72        0.00        0.00         11.25
----------------------------------------------------------------------------------------------
10/31/94++               12.93     11.68      0.21        0.00        0.39         (5.09)+
----------------------------------------------------------------------------------------------
Inception* -- 12/31/93   11.83     12.93      0.47        0.59        0.00         18.89+
----------------------------------------------------------------------------------------------
Total                                        $6.05       $1.27       $0.88
----------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return        Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
----------------------------------------------------------------------------------------------
4/30/02                 $10.66    $10.29     $0.19       $0.00       $0.00         (1.68)%+
----------------------------------------------------------------------------------------------
10/31/01                 10.83     10.66      1.26        0.00        0.06         11.52
----------------------------------------------------------------------------------------------
10/31/00                 11.03     10.83      0.89        0.00        0.00          6.59
----------------------------------------------------------------------------------------------
10/31/99                 11.70     11.03      0.53        0.00        0.00         (1.28)
----------------------------------------------------------------------------------------------
10/31/98                 12.03     11.70      0.23        0.60        0.46          8.50
----------------------------------------------------------------------------------------------
10/31/97                 12.39     12.03      1.28        0.08        0.00          8.61
----------------------------------------------------------------------------------------------
10/31/96                 12.14     12.39      0.90        0.00        0.00          9.82
----------------------------------------------------------------------------------------------
10/31/95                 11.68     12.14      0.81        0.00        0.00         11.27
----------------------------------------------------------------------------------------------
10/31/94++               12.93     11.68      0.23        0.00        0.43         (4.62)+
----------------------------------------------------------------------------------------------
Inception* -- 12/31/93   11.97     12.93      0.37        0.59        0.00         16.49+
----------------------------------------------------------------------------------------------
Total                                        $6.69       $1.27       $0.95
----------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

  5 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS/(2)/

                                                     Without Sales Charges/(1)/
                                                -----------------------------------
                                                Class A  Class B  Class L  Class Y
-----------------------------------------------------------------------------------
Six Months Ended 4/30/02+                        (1.73)%  (2.10)%  (2.04)%  (1.68)%
-----------------------------------------------------------------------------------
Year Ended 4/30/02                                4.28     3.58     3.80     4.61
-----------------------------------------------------------------------------------
Five Years Ended 4/30/02                          5.44     4.85     4.97     5.82
-----------------------------------------------------------------------------------
Ten Years Ended 4/30/02                           6.84      N/A      N/A      N/A
-----------------------------------------------------------------------------------
Inception* through 4/30/02                        7.19     6.29     6.37     6.90
-----------------------------------------------------------------------------------

                                                      With Sales Charges/(3)/
                                                -----------------------------------
                                                Class A  Class B  Class L  Class Y
-----------------------------------------------------------------------------------
Six Months Ended 4/30/02+                        (6.16)%  (6.45)%  (3.98)%  (1.68)%
-----------------------------------------------------------------------------------
Year Ended 4/30/02                               (0.41)   (0.92)    1.73     4.61
-----------------------------------------------------------------------------------
Five Years Ended 4/30/02                          4.48     4.71     4.76     5.82
-----------------------------------------------------------------------------------
Ten Years Ended 4/30/02                           6.35      N/A      N/A      N/A
-----------------------------------------------------------------------------------
Inception* through 4/30/02                        6.73     6.29     6.26     6.90
-----------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/

                                                         Without Sales Charges/(1)/
-----------------------------------------------------------------------------------
Class A (4/30/92 through 4/30/02)                                  93.82%
-----------------------------------------------------------------------------------
Class B (Inception* through 4/30/02)                               57.51
-----------------------------------------------------------------------------------
Class L (Inception* through 4/30/02)                               77.84
-----------------------------------------------------------------------------------
Class Y (Inception* through 4/30/02)                               84.60
-----------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 * Inception dates for Class A, B, L and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

  6 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 GLOBAL GOVERNMENT BOND PORTFOLIO AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Government Bond Market Index+
--------------------------------------------------------------------------------
                           April 1992 -- April 2002

                                      [GRAPH]

                                 JP Morgan Global          JP Morgan Global
           Global Government      Government Bond          Government Bond
            Bond Portfolio     Market Index - Hedged    Market Index - Unhedged
          ------------------   ---------------------    -----------------------
4/92          $  9,553               $10,780                    $11,140
10/92           10,009                11,370                     12,028
10/93           11,514                12,749                     13,351
10/94           11,291                12,609                     13,740
10/95           12,692                15,048                     15,319
10/96           13,886                16,566                     16,254
10/97           15,026                18,319                     16,822
10/98           16,241                20,645                     19,006
10/99           15,978                20,871                     18,444
10/00           16,958                22,476                     17,587
10/01           18,841                25,126                     19,227
4/02            18,515                24,844                     18,814



+Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1992, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The J.P. Morgan Global Government Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 TOP TEN HOLDINGS*++


           1. KFW INTERNATIONAL FINANCE......................... 22.8%
           2. FRANCE O.A.T...................................... 15.6
           3. BUNDESREPUBLIC DEUTSCHLAND........................ 12.3
           4. UNITED KINGDOM TREASURY...........................  8.5
           5. KINGDOM OF BELGIUM................................  8.2
           6. KINGDOM OF SPAIN..................................  7.8
           7. BUONI POLIENNALI DEL TES..........................  7.7
           8. LANDWIRTSCHAFT RENTENBK...........................  6.2
           9. CANADIAN GOVERNMENT...............................  3.9
          10. UNICREDITO ITALIANO S.P.A.........................  2.8

 INVESTMENT ALLOCATION**++

                                    [CHART]

                     Europe                       80.1%
                     Repurchase Agreement          0.1%
                     Canada                        3.2%
                     U.S. Treasury Obligations    16.6%

 * As a percentage of total bonds, excluding U.S. government obligations and repurchase agreement.
 ++All information is as of April 30, 2002. Please note that the Portfolio's holdings are subject to change.
** As a percentage of total investments.


  7 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 EUROPEAN PORTFOLIO



[PHOTO]

REIN W.
VAN DER DOES
VICE PRESIDENT

Rein W. van der Does has more than 33 years of securities business experience. The Portfolio Manager began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joins Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Salomon Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. Van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update
For the six months ended April 30, 2002, the European Portfolio's ("Portfolio") Class A shares, without sales charges, posted a total return of negative 1.22%. In comparison, the Morgan Stanley Capital International European Market Index ("MSCI European Index")/1/ returned 5.75% for the same period. Past performance is not indicative of future results.

Market and Portfolio Overview
Following on the heels of a bear market that lasted nearly two years, the bull returned in the fourth calendar quarter of 2001. However, it proceeded to stall in January and February of 2002. European equity markets started to trend higher in March, as investors' concerns about corporate accounting practices appeared to have eased, and reported data signaled a better-than-expected economic recovery in Europe as well as in the U.S. During the last two years, the telecommunications, media and technology sectors dropped 75-80% from their record highs in March 2000. Value stocks outperformed growth by approximately 28% over the two-year period ending March 29, 2002, as measured by the MSCI European Value and MSCI European Growth indices, respectively; over the first quarter of 2002, value-only equities outperformed growth stocks by 1% (as measured by these indices), which appears to have resulted in the emergence of a more neutral trend.

From a currency perspective, substantial money flow from Europe into the U.S. resulted in an excessively depressed euro,/2/ which until recently was down approximately 25% since its introduction on January 1, 1999. Due to what we view as an anticipated reversal of these money flows returning to Europe, we believe that it would not be surprising to see the euro at parity with the U.S. dollar by the end of 2002.

Better-than-expected economic indicators, particularly concerning business sentiment and consumer confidence, led to a rise in Gross Domestic Product ("GDP")/3/ growth forecasts in Europe and in the U.S. From our perspective, the economic recovery in Europe appears to be just a few months behind that of the U.S. In Europe, the consensus forecast for 2002 and 2003 growth of GDP is approximately 1.4% and 2.7%, respectively; inflation is expected to decline from its current annualized rate of 2.4% to 2.0% over the course of the next 18 months. It is anticipated that the U.S. Federal Reserve Board ("Fed") will raise interest rates in the U.S. (from 1.75%) at some point in the future, but the European Central Bank could very well refrain from following suit, as short-term rates in Europe (currently 3.25%) did not drop as much in the last 15 months as they had in the U.S.

  8 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders


--------
1The MSCI European Index is an unmanaged index of common stocks of companies located in Europe. Please note that an investor cannot invest directly in an index.
2The euro is the single European currency unit referred to in European Council
 Regulation (EC) No. 974/98 of 3 May 1998. To date, 12 European Union member states have committed to adopt the euro as their national currency.
3GDP is a market value of goods and services produced by labor and property in a given country.

Market Outlook
We project the short-term stock market trend will be characterized by a struggling challenge between economic and profit recovery, on the one hand, and inflation and interest rates on the other. Over the long-term, however, we believe that Europe is an excellent place to invest for the next few years for the following key reasons:

  . Economic Recovery. Our research indicates that an improved economy should lift corporate profits by approximately 12% in 2002 and contribute toward a stronger profit recovery in 2003, after last year's disastrous 20% drop.

  . Valuations. When compared to the low interest rate and inflation levels, we believe the European equity markets are very reasonably priced. As of this writing, the European equity market is selling at approximately 10.0-times estimated 2002-cash flow, while the U.S. market is priced at 13.2-times.

  . Corporate Restructuring. During the first restructuring phase in Europe between 1994 and 1998, companies concentrated on returning toward their core businesses. During the second restructuring phase, which our research suggests started a few months ago, companies have been forced by poor bottom-line results to cut costs, including labor expenses. Nearly all European companies have announced sharp reductions in their labor forces with the approval of unions and work councils.

  . Tax Reforms in Germany, France and Italy should promote increased consumer and capital spending.

  . Pension Reforms. Due to the change in age distribution, the "pay-as-you-go-system" has become too expensive. Pension reforms from defined benefits to defined contribution appears to be in the process of being slowly adopted.

  . Equity Culture. Due to under-weighting of equities in European institutional and individual portfolios, an equity culture is being created. Money market funds as a percentage of equity market capitalization is at a five-year high in Europe.

  . The Euro. The present depressed level of the euro provides an additional argument for a favorable entry-point for investing in a European portfolio.

We anticipate continuing to overweight the Portfolio relative to the MSCI European Index in the following sectors: the service sector with a focus on information technology outsourcing and catering businesses, telecoms with a preference for equipment manufacturers over operators, and growth stocks employing more of a growth at reasonable price investment approach.

We also anticipate maintaining an underweight to the basic materials sector and neutral weighting to the financials industry. Of the financials businesses, we tend to favor insurance sectors over banking. Geographically, we plan to continue to overweight Continental Europe and remain underweighted in the U.K. We believe that Britain's decision to stay out of the European Monetary Union will hurt its growth prospects, and that the relatively strong pound sterling versus the euro will penalize corporate profits in this market.

We do, however, foresee the following risks:

  . Inflation. Our research suggests that it is picking up and, therefore, we think interest rates in Europe will likely follow anticipated Fed actions.

  . Politics. Elections in France in May 2002, Germany in September 2002, combined with continued violence in the Middle East, could result in more uncertainties.

  . Implementation of reform measures. In order to achieve the Maastricht objectives, reforms are reluctantly being adopted by member states.

  . Reversal of the current strength of the Euro currency.



  9 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

We thank you for investing with us and look forward to continuing to help you pursue your investment goals.

Sincerely,


/s/ Rein W. van der Does

Rein W. van der Does
Vice President

May 17, 2002



 10 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

                               EUROPEAN PORTFOLIO

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/ +
----------------------------------------------------------------------------------
4/30/02                 $14.26    $13.99     $0.00       $0.10         (1.22)%++
----------------------------------------------------------------------------------
10/31/01                 25.52     14.26      0.00        1.65        (40.01)
----------------------------------------------------------------------------------
10/31/00                 22.58     25.52      0.00        1.13         18.02
----------------------------------------------------------------------------------
10/31/99                 19.44     22.58      0.00        0.33         18.02
----------------------------------------------------------------------------------
10/31/98                 18.23     19.44      0.00        0.39          9.10
----------------------------------------------------------------------------------
10/31/97                 17.25     18.23      0.00        1.16         12.88
----------------------------------------------------------------------------------
10/31/96                 14.67     17.25      0.09        0.04         18.65
----------------------------------------------------------------------------------
10/31/95                 12.88     14.67      0.00        0.00         13.90
----------------------------------------------------------------------------------
Inception* -- 10/31/94   12.50     12.88      0.00        0.00          3.04++
----------------------------------------------------------------------------------
Total                                        $0.09       $4.80
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/ +
----------------------------------------------------------------------------------
4/30/02                 $13.50    $13.17     $0.00       $0.10         (1.74)%++
----------------------------------------------------------------------------------
10/31/01                 24.42     13.50      0.00        1.65        (40.45)
----------------------------------------------------------------------------------
10/31/00                 21.83     24.42      0.00        1.13         17.00
----------------------------------------------------------------------------------
10/31/99                 18.95     21.83      0.00        0.33         17.10
----------------------------------------------------------------------------------
10/31/98                 17.92     18.95      0.00        0.39          8.24
----------------------------------------------------------------------------------
10/31/97                 17.09     17.92      0.00        1.16         12.08
----------------------------------------------------------------------------------
10/31/96                 14.56     17.09      0.00        0.04         17.72
----------------------------------------------------------------------------------
Inception* -- 10/31/95   12.62     14.56      0.00        0.00         15.37++
----------------------------------------------------------------------------------
Total                                        $0.00       $4.80
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/ +
----------------------------------------------------------------------------------
4/30/02                 $13.48    $13.15     $0.00       $0.10         (1.74)%++
----------------------------------------------------------------------------------
10/31/01                 24.38     13.48      0.00        1.65        (40.43)
----------------------------------------------------------------------------------
10/31/00                 21.79     24.38      0.00        1.13         17.03
----------------------------------------------------------------------------------
10/31/99                 18.91     21.79      0.00        0.33         17.14
----------------------------------------------------------------------------------
10/31/98                 17.86     18.91      0.00        0.39          8.38
----------------------------------------------------------------------------------
10/31/97                 17.04     17.86      0.00        1.16         12.06
----------------------------------------------------------------------------------
10/31/96                 14.51     17.04      0.00        0.04         17.78
----------------------------------------------------------------------------------
10/31/95                 12.83     14.51      0.00        0.00         13.09
----------------------------------------------------------------------------------
Inception* -- 10/31/94   12.48     12.83      0.00        0.00          2.80++
----------------------------------------------------------------------------------
Total                                        $0.00       $4.80
----------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.


 11 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

                               EUROPEAN PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS+

                                                      Without Sales Charges/(1)/
                                                     ------------------------
                                                     Class A   Class B  Class L
 -------------------------------------------------------------------------------
 Six Months Ended 4/30/02++                           (1.22)%   (1.74)%  (1.74)%
 -------------------------------------------------------------------------------
 Year Ended 4/30/02                                  (26.33)   (26.95)  (26.98)
 -------------------------------------------------------------------------------
 Five Years Ended 4/30/02                             (1.13)    (1.93)   (1.89)
 -------------------------------------------------------------------------------
 Inception* through 4/30/02                            4.32      3.79     3.58
 -------------------------------------------------------------------------------

                                                        With Sales Charges/(2)/
                                                      ------------------------
                                                      Class A  Class B  Class L
--------------------------------------------------------------------------------
Six Months Ended 4/30/02++                             (6.16)%  (6.61)%  (3.71)%
--------------------------------------------------------------------------------
Year Ended 4/30/02                                    (30.02)  (30.58)  (28.42)
--------------------------------------------------------------------------------
Five Years Ended 4/30/02                               (2.14)   (2.09)   (2.09)
--------------------------------------------------------------------------------
Inception* through 4/30/02                              3.67     3.79     3.45
--------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                      Without Sales Charges/(1)/
--------------------------------------------------------------------------------
Class A (Inception* through 4/30/02)                            41.56%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/02)                            32.10
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/02)                            33.45
--------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are February 7, 1994,
   November 7, 1994 and February 14, 1994, respectively.

 12 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 EUROPEAN PORTFOLIO AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index+
--------------------------------------------------------------------------------
                          February 1994 -- April 2002

                                    [GRAPH]

              European Portfolio             MSCI European Index
              ------------------             -------------------
 2/7/1994           $9,498                        $10,000
  10/1994            9,787                         10,064
  10/1995           11,147                         11,393
  10/1996           13,227                         13,383
  10/1997           14,931                         16,861
  10/1998           16,290                         20,812
  10/1999           19,226                         23,417
  10/2000           22,691                         23,636
  10/2001           13,612                         18,304
4/30/2002           13,446                         19,356


+Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 TOP TEN HOLDINGS*++


 1. BNP PARIBAS S.A................................................... 7.0%
 2. ING GROEP N.V..................................................... 6.0
 3. GEBERIT INTERNATIONAL AG.......................................... 5.7
 4. IHC CALAND N.V.................................................... 5.3
 5. NOKIA OYJ......................................................... 5.2
 6. ALLIANZ AG........................................................ 5.0
 7. AXA............................................................... 4.9
 8. VODAFONE GROUP PLC................................................ 4.3
 9. SAP AG............................................................ 4.2
10. TOMRA SYSTEMS ASA................................................. 4.1


 INVESTMENT ALLOCATION*++


                                    [CHART]

                         Switzerland          15.1%
                         Norway                6.9%
                         Spain                 6.4%
                         Finland               5.2%
                         United Kingdom       11.3%
                         France               24.2%
                         Germany              14.0%
                         Netherlands          16.9%

* As a percentage of total investments.
++All information is as of April 30, 2002. Please note that the Portfolio's holdings are subject to change.


 13 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                  APRIL 30, 2002


                       GLOBAL GOVERNMENT BOND PORTFOLIO

        FACE
       AMOUNT                           SECURITY                       VALUE
----------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.6%
$     3,000,000      U.S. Treasury Bonds, 6.250% due 5/15/30+*      $ 3,223,362
                     U.S. Treasury Notes:
      4,200,000        2.750% due 10/31/03+*                          4,199,181
      5,000,000        4.625% due 5/15/06+*                           5,068,165
      3,500,000        5.000% due 8/15/11+*                           3,474,573
-------------------------------------------------------------------------------
                     TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost -- $16,237,219)                           15,965,281
-------------------------------------------------------------------------------
----------------------------------------------------------------------------------

        FACE
      AMOUNT++                          SECURITY                       VALUE
----------------------------------------------------------------------------------
BONDS -- 83.3%
Austria -- 1.9%
      2,100,000/EUR/ Republic of Austria, 3.900% due 10/20/05+        1,851,176
-------------------------------------------------------------------------------
Belgium -- 6.8%
      7,000,000/EUR/ Kingdom of Belgium, 5.750% due 9/28/10+          6,538,225
-------------------------------------------------------------------------------
Canada -- 3.2%
      4,700,000/CAD/ Canadian Government, 6.000% due 6/1/08+          3,095,363
-------------------------------------------------------------------------------
Denmark -- 0.7%
      5,000,000/DKK/ Kingdom of Denmark, 7.000% due 11/15/07            661,617
-------------------------------------------------------------------------------
France -- 13.0%
                     France O.A.T.:
      8,000,000/EUR/   5.250% due 4/25/08+                            7,323,625
      5,600,000/EUR/   5.500% due 10/25/10+                           5,164,760
-------------------------------------------------------------------------------
                                                                     12,488,385
-------------------------------------------------------------------------------
Germany -- 16.3%
      1,000,000/EUR/ Bundesobligation, 5.000% due 8/19/05               913,655
     11,000,000/EUR/ Bundesrepublic Deutschland, 5.000% due 7/4/11+   9,834,336
      5,000,000      Landwirtschaft Rentenbk, 4.500% due 10/23/06     4,914,770
-------------------------------------------------------------------------------
                                                                     15,662,761
-------------------------------------------------------------------------------
Italy -- 8.8%
      6,900,000/EUR/ Buoni Poliennali Del Tes, 3.250% due 4/15/04     6,112,210
      2,500,000/EUR/ Unicredito Italiano S.p.A., 6.100% due 2/28/12   2,265,759
-------------------------------------------------------------------------------
                                                                      8,377,969
-------------------------------------------------------------------------------
Spain -- 6.5%
      6,000,000      Kingdom of Spain, 5.875% due 7/28/08+            6,201,378
-------------------------------------------------------------------------------
United Kingdom -- 26.1%
  2,200,000,000/JPY/ KFW International Finance, 1.750% due 3/23/10+  18,221,953
      4,500,000/GBP/ United Kingdom Treasury, 5.750% due 12/7/09      6,773,302
-------------------------------------------------------------------------------
                                                                     24,995,255
-------------------------------------------------------------------------------
                     TOTAL BONDS
                     (Cost -- $82,326,523)                           79,872,129
-------------------------------------------------------------------------------
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 14 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                       GLOBAL GOVERNMENT BOND PORTFOLIO

     FACE
    AMOUNT                          SECURITY                           VALUE
 ------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 0.1%
 $      66,000 State Street Bank and Trust Co., 1.830% due 5/1/02;
                 Proceeds at maturity -- $66,003; (Fully
                 collateralized by U.S. Treasury Bonds, 10.625%
                 due 8/15/15; Market
                 value -- $67,542) (Cost -- $66,000)                $    66,000
 -----------------------------------------------------------------------------
 ------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $98,629,742**)    $95,903,410
 -----------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 + Security is segregated as collateral for open forward foreign currency contracts.
 * All or a portion of this security is on loan (See Note 9).
 ++Face amount denominated in U.S. dollars unless otherwise indicated.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  CAD-- Canadian Dollar.
  DKK-- Danish Krone.
  EUR-- Euro.
  GBP-- British Pound.
  JPY-- Japanese Yen.

                      See Notes to Financial Statements.


 15 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002



                              EUROPEAN PORTFOLIO

 SHARES                           SECURITY                              VALUE
--------------------------------------------------------------------------------
STOCK -- 100.0%
Finland -- 5.2%
  120,000 Nokia Oyj                                                  $ 1,949,784
-------------------------------------------------------------------------------
France -- 24.2%
   75,000 Alcatel S.A.*                                                  937,368
   20,000 Atos Origin S.A.*+                                           1,458,729
   86,664 Axa*                                                         1,837,762
   50,000 BNP Paribas S.A.                                             2,611,305
   15,000 Cap Gemini S.A.*+                                              874,562
   10,000 Groupe Danone*                                               1,323,661
-------------------------------------------------------------------------------
                                                                       9,043,387
-------------------------------------------------------------------------------
Germany -- 14.0%
    8,000 Allianz AG*                                                  1,883,381
   12,000 SAP AG*                                                      1,562,569
   25,000 Schering AG                                                  1,522,886
   25,000 T-Online International AG*+                                    236,143
-------------------------------------------------------------------------------
                                                                       5,204,979
-------------------------------------------------------------------------------
Netherlands -- 16.9%
   25,000 Fugro N.V.                                                   1,444,096
   35,000 IHC Caland N.V.                                              1,965,007
   84,608 ING Groep N.V.                                               2,232,228
   30,000 Van Der Moolen Holding N.V.                                    677,769
-------------------------------------------------------------------------------
                                                                       6,319,100
-------------------------------------------------------------------------------
Norway -- 6.9%
   57,142 Orkla ASA*                                                   1,040,181
  200,000 Tomra Systems ASA*                                           1,522,903
-------------------------------------------------------------------------------
                                                                       2,563,084
-------------------------------------------------------------------------------
Spain -- 6.4%
  100,000 Amadeus Global Travel Distribution S.A.+                       665,432
   78,000 Indra Sistemas, S.A.                                           689,708
   94,703 Telefonica, S.A.+                                            1,013,071
-------------------------------------------------------------------------------
                                                                       2,368,211
-------------------------------------------------------------------------------
Switzerland -- 15.1%
    8,000 Geberit International AG                                     2,118,830
   31,000 Mettler-Toledo International Inc.+                           1,191,950
   33,560 Novartis AG*                                                 1,406,223
    4,000 Zurich Financial Services AG                                   929,917
-------------------------------------------------------------------------------
                                                                       5,646,920
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.

 16 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                              EUROPEAN PORTFOLIO

 SHARES                           SECURITY                             VALUE
-------------------------------------------------------------------------------
United Kingdom -- 11.3%
  320,000 CMG PLC                                                   $   825,019
  240,000 Compass Group PLC                                           1,492,724
   80,000 Misys PLC                                                     298,312
1,000,000 Vodafone Group PLC                                          1,613,185
------------------------------------------------------------------------------
                                                                      4,229,240
------------------------------------------------------------------------------
          TOTAL INVESTMENTS -- 100% (Cost -- $34,111,126**)         $37,324,705
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 *All or a portion of this security is on loan (See Note 9).
 +Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.
                      See Notes to Financial Statements.


 17 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)    APRIL 30, 2002



                                                    Global
                                                  Government     European
                                                Bond Portfolio   Portfolio
     ------------------------------------------------------------------------
     ASSETS:
        Investments, at cost                     $ 98,629,742   $34,111,126
        Foreign currency, at cost                   2,642,819       142,532
     -----------------------------------------------------------------------
     ------------------------------------------------------------------------
        Investments, at value                    $ 95,903,410   $37,324,705
        Foreign currency, at value                  2,624,121       143,202
        Cash                                              813            --
        Collateral for securities on loan
          (Note 9)                                 16,500,111    10,551,113
        Dividends and interest receivable           1,763,473        64,746
        Receivable for Fund shares sold                26,502         6,087
        Receivable for securities sold                     --       497,881
     -----------------------------------------------------------------------
        Total Assets                              116,818,430    48,587,734
     -----------------------------------------------------------------------
     LIABILITIES:
        Payable for securities on loan (Note
          9)                                       16,500,111    10,551,113
        Payable for open forward foreign
          currency contracts (Note 4)                 841,126           691
        Management fee payable                         65,252        28,785
        Distribution fees payable                       4,969         9,736
        Payable to bank                                    --     1,126,450
        Payable for Fund shares purchased                  --        32,508
        Accrued expenses                               46,531       101,195
     -----------------------------------------------------------------------
        Total Liabilities                          17,457,989    11,850,478
     -----------------------------------------------------------------------
     Total Net Assets                            $ 99,360,441   $36,737,256
     -----------------------------------------------------------------------
     NET ASSETS:
        Par value of capital shares              $      9,573   $     2,705
        Capital paid in excess of par value       107,218,854    31,281,577
        Overdistributed net investment income        (455,840)           --
        Accumulated net investment loss                    --    (1,052,490)
        Accumulated net realized gain (loss)
          from security transactions               (3,845,331)    3,288,862
        Net unrealized appreciation
          (depreciation) of investments and
          foreign currencies                       (3,566,815)    3,216,602
     -----------------------------------------------------------------------
     Total Net Assets                            $ 99,360,441   $36,737,256
     -----------------------------------------------------------------------
     Shares Outstanding:
        Class A                                     4,641,405     1,371,040
        -----------------------------------------------------------------
        Class B                                       220,098       858,867
        -----------------------------------------------------------------
        Class L                                       172,531       475,275
        -----------------------------------------------------------------
        Class Y                                     4,539,233            --
        -----------------------------------------------------------------
     Net Asset Value:
        Class A (and redemption price)                 $10.46        $13.99
        -----------------------------------------------------------------
        Class B *                                      $10.48        $13.17
        -----------------------------------------------------------------
        Class L **                                     $10.48        $13.15
        -----------------------------------------------------------------
        Class Y (and redemption price)                 $10.29            --
        -----------------------------------------------------------------
     Maximum Public Offering Price Per Share:
        Class A (net asset value plus 4.71%
          of net asset value per share)                $10.95            --
        -----------------------------------------------------------------
        Class A (net asset value plus 5.26%
          of net asset value per share)                    --        $14.73
        -----------------------------------------------------------------
        Class L (net asset value plus 1.01%
          of net asset value per share)                $10.59        $13.28
     -----------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global
  Government Bond Portfolio or by a 5.00% CDSC for European Portfolio if shares are redeemed within one year from initial purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

 18 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED APRIL 30, 2002


                                                         Global
                                                       Government    European
                                                     Bond Portfolio  Portfolio
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                           $ 2,110,359   $     6,152
   Dividends                                                   --       192,014
   Less: Foreign withholding tax                               --       (24,766)
--------------------------------------------------------------------------------
   Total Investment Income                              2,110,359       173,400
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                379,996       175,309
   Distribution fees (Note 2)                              77,716       126,270
   Shareholder and system servicing fees                   32,978        61,973
   Registration fees                                       17,852        22,254
   Audit and legal                                         17,356        15,331
   Custody                                                 14,380        22,254
   Shareholder communications                              10,909        19,781
   Directors' fees                                          2,380         1,978
   Pricing service fees                                     1,240         1,978
   Other                                                    3,277         7,663
--------------------------------------------------------------------------------
   Total Expenses                                         558,084       454,791
--------------------------------------------------------------------------------
Net Investment Income (Loss)                            1,552,275      (281,391)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND
4):
   Realized Gain (Loss) From:
     Security transactions                               (936,323)    3,305,635
     Foreign currency transactions                        930,250      (771,099)
--------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                (6,073)    2,534,536
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
     (Depreciation) From:
     Security transactions                             (3,159,773)   (2,489,131)
     Foreign currency transactions                       (287,064)        1,581
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
     (Depreciation)                                    (3,446,837)   (2,487,550)
--------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign
  Currencies                                           (3,452,910)       46,986
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                $(1,900,635)  $  (234,405)
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 19 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001


 Global Government Bond Portfolio                       2002          2001
 ------------------------------------------------------------------------------
 OPERATIONS:
    Net investment income                           $  1,552,275  $  4,127,582
    Net realized loss                                     (6,073)   (4,752,963)
    (Increase) decrease in net unrealized
      depreciation                                    (3,446,837)   12,477,917
 ------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From
      Operations                                      (1,900,635)   11,852,536
 ------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                             (1,745,874)  (12,701,974)
    Net realized gains                                        --      (675,871)
 ------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to
      Shareholders                                    (1,745,874)  (13,377,845)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 10):
    Net proceeds from sale of shares                   1,597,258    14,967,747
    Net asset value of shares issued for
      reinvestment of dividends                          620,387     5,251,929
    Cost of shares reacquired                         (7,634,992)  (25,286,785)
 ------------------------------------------------------------------------------
    Decrease in Net Assets From Fund Share
      Transactions                                    (5,417,347)   (5,067,109)
 ------------------------------------------------------------------------------
 Decrease in Net Assets                               (9,063,856)   (6,592,418)

 NET ASSETS:
    Beginning of period                              108,424,297   115,016,715
 ------------------------------------------------------------------------------
    End of period*                                  $ 99,360,441  $108,424,297
 ------------------------------------------------------------------------------
 * Includes overdistributed net investment income
   of:                                                $(455,840)     $(915,187)
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 20 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

European Portfolio                                                     2002           2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $   (281,391) $    (390,084)
   Net realized gain                                                  2,534,536        403,107
   Decrease in net unrealized appreciation                           (2,487,550)   (32,155,078)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                              (234,405)   (32,142,055)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                  (299,691)    (6,087,557)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (299,691)    (6,087,557)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                  13,287,986    421,973,304
   Net asset value of shares issued for reinvestment of dividends       279,526      5,679,447
   Cost of shares reacquired                                        (19,140,705)  (447,243,300)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions               (5,573,193)   (19,590,549)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (6,107,289)   (57,820,161)

NET ASSETS:
   Beginning of period                                               42,844,545    100,664,706
-----------------------------------------------------------------------------------------------
   End of period*                                                  $ 36,737,256  $  42,844,545
-----------------------------------------------------------------------------------------------
* Includes accumulated net investment loss:                         $(1,052,490)            --
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 21 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Global Government Bond and European Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and the International All Cap Growth Portfolio. The financial statements and financial highlights for the International All Cap Growth Portfolio are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; ( j ) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Global Government Bond and European Portfolios to reflect gains available for distributions under income permanent book/tax differences and income and tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $876,180 and $270,555 was reclassified to paid-in capital for the Global Government Bond and the European Portfolios, respectively. Net investment income, net realized gains and net assets were not affected by these changes; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Global Government Bond Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Global Government Bond Portfolio adopted this requirement effective November 1, 2001. This change does not affect the Global Government Bond Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended


 22 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

April 30, 2002, interest income decreased by $71,628, net realized loss decreased by $13,653 and the change in net unrealized depreciation of investments decreased by $57,975. In addition, the Global Government Bond Portfolio recorded adjustments to decrease the cost of securities and decrease to accumulated undistributed net investment income by $277,304 to reflect the cumulative effect of this change up to the date of the adoption.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolios. The Global Government Bond Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the daily net assets of the Portfolio. The European Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, the Portfolios paid transfer agent fees totaling $58,416 to TB&T. The totals for each Portfolio were as follows:

Portfolio                                                    Transfer Agent Fees
--------------------------------------------------------------------------------
Global Government Bond                                             $25,165
--------------------------------------------------------------------------------
European                                                            33,251
--------------------------------------------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolios' shares to the public as members of the selling group. For the six months ended April 30, 2002, SSB and its affiliates did not receive any brokerage commissions.

For the Global Government Bond Portfolio, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the European Portfolio, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. For each Portfolio, Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 and $1,000,000 in the aggregate for the Global Government Bond Portfolio and the European Portfolio, respectively. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2002, sales charges and CDSCs received by SSB were approximately:

                                                  Sales Charges       CDSCs
                                                 --------------- ---------------
Portfolio                                        Class A Class L Class B Class L
--------------------------------------------------------------------------------
Global Government Bond                           $2,000      --  $ 1,000   --
--------------------------------------------------------------------------------
European                                          2,000  $1,000   13,000   --
--------------------------------------------------------------------------------


 23 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Global Government Bond Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets for each class, respectively. The European Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the six months ended April 30, 2002, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                                                    Class A Class B Class L
------------------------------------------------------------------------------------
Global Government Bond                                       $61,888 $ 9,289 $ 6,539
------------------------------------------------------------------------------------
European                                                      26,659  65,059  34,552
------------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                                     Purchases     Sales
------------------------------------------------------------------------------------
Global Government Bond                                       $18,823,640 $23,965,018
------------------------------------------------------------------------------------
European                                                         907,164   6,833,742
------------------------------------------------------------------------------------

At April 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     Net Unrealized
                                                                      Appreciation
Portfolio                                  Appreciation Depreciation (Depreciation)
-----------------------------------------------------------------------------------
Global Government Bond                     $   880,264  $(3,606,596)  $(2,726,332)
-----------------------------------------------------------------------------------
European                                    10,479,451   (7,265,872)    3,213,579
-----------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At April 30, 2002, the Global Government Bond and European Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

Global Government Bond Portfolio
                                       Local        Market    Settlement Unrealized
Foreign Currency                      Currency      Value        Date       Loss
-----------------------------------------------------------------------------------
To Sell:
British Pound                           4,750,000 $ 6,906,880  5/28/02   $ (45,505)
Canadian Dollar                         5,000,000   3,187,721  5/28/02     (12,463)
Danish Krone                            5,580,000     674,764  5/28/02      (9,662)
Euro                                   45,870,000  41,255,155  5/28/02    (545,301)
Japanese Yen                        2,340,000,000  18,242,985  5/28/02    (221,248)
Swedish Krona                          27,000,000   2,618,872  5/28/02      (6,947)
-----------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
 Foreign Currency Contracts                                              $(841,126)
-----------------------------------------------------------------------------------

European Portfolio
                                       Local        Market    Settlement Unrealized
Foreign Currency                      Currency      Value        Date       Loss
-----------------------------------------------------------------------------------
To Sell:
Euro                                      552,924 $   497,881   5/2/02       $(691)
-----------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
 Foreign Currency Contracts                                                  $(691)
-----------------------------------------------------------------------------------

 24 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2002, the Portfolios did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, the Portfolios did not hold any futures contracts.

 25 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 2001, Global Government Bond Portfolio had, for Federal income tax purposes, approximately $2,909,000 of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

Portfolio                                        2007       2008      Total
------------------------------------------------------------------------------
Global Government Bond                        $1,272,000 $1,637,000 $2,909,000
------------------------------------------------------------------------------

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2002, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash and/or securities. The cash collateral received for loaned securities was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. The market value and cash collateral for securities on loan for each Portfolio were as follows:

                                                          Market       Cash
Portfolio                                                 Value     Collateral
-------------------------------------------------------------------------------
Global Government Bond                                  $15,965,281 $13,196,361
-------------------------------------------------------------------------------
European                                                 10,054,219  10,551,113
-------------------------------------------------------------------------------

In addition to the above noted cash collateral, the Global Government Bond Portfolio held securities collateral with a market value of $3,303,750 as of April 30, 2002.

 26 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

Income earned by the Portfolios from securities loaned for the six months ended April 30, 2002, were as follows:

Portfolio                                                                Income
-------------------------------------------------------------------------------
Global Government Bond                                                   $8,320
-------------------------------------------------------------------------------
European                                                                  7,201
-------------------------------------------------------------------------------

10. Capital Shares

At April 30, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2002, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                           Class A    Class B     Class L     Class Y
--------------------------------------------------------------------------------
Global Government Bond            $51,727,980 $1,086,159 $ 2,034,443 $52,379,845
--------------------------------------------------------------------------------
European                           15,770,020  4,881,819  10,632,443          --
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                    Six Months Ended           Year Ended
                                     April 30, 2002         October 31, 2001
                                 ---------------------  ------------------------
                                  Shares      Amount      Shares       Amount
---------------------------------------------------------------------------------
Global Government Bond Portfolio
Class A
Shares sold                       117,135  $ 1,239,917     485,754  $  5,195,105
Shares issued on reinvestment      54,836      576,002     424,019     4,420,748
Shares reacquired                (365,458)  (3,854,931) (1,602,563)  (16,882,788)
---------------------------------------------------------------------------------
Net Decrease                     (193,487) $(2,039,012)   (692,790) $ (7,266,935)
---------------------------------------------------------------------------------
Class B
Shares sold                        29,305  $   310,221      28,093  $    299,015
Shares issued on reinvestment       2,149       22,634      35,523       370,823
Shares reacquired                 (87,854)    (935,599)   (297,465)   (3,150,849)
---------------------------------------------------------------------------------
Net Decrease                      (56,400) $  (602,744)   (233,849) $ (2,481,011)
---------------------------------------------------------------------------------
Class L
Shares sold                         4,422  $    47,120      23,938  $    251,244
Shares issued on reinvestment       2,067       21,751      14,864       155,278
Shares reacquired                 (12,306)    (129,030)    (20,832)     (223,069)
---------------------------------------------------------------------------------
Net Increase (Decrease)            (5,817) $   (60,159)     17,970  $    183,453
---------------------------------------------------------------------------------
Class Y
Shares sold                            --  $        --     899,076  $  9,222,383
Shares issued on reinvestment          --           --      29,780       305,080
Shares reacquired                (260,629)  (2,715,432)   (483,238)   (5,030,079)
---------------------------------------------------------------------------------
Net Increase (Decrease)          (260,629) $(2,715,432)    445,618  $  4,497,384
---------------------------------------------------------------------------------

 27 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

                                 Six Months Ended             Year Ended
                                  April 30, 2002           October 31, 2001
                              ----------------------  --------------------------
                               Shares      Amount        Shares        Amount
---------------------------------------------------------------------------------
European Portfolio
Class A
Shares sold                    729,978  $ 10,580,115   19,293,739  $ 405,739,249
Shares issued on reinvestment    9,518       138,582      110,129      2,462,476
Shares reacquired             (875,925)  (12,867,102) (19,741,141)  (417,293,755)
---------------------------------------------------------------------------------
Net Decrease                  (136,429) $ (2,148,405)    (337,273) $  (9,092,030)
---------------------------------------------------------------------------------
Class B
Shares sold                    182,637  $  2,521,834      227,858  $   4,291,015
Shares issued on reinvestment    6,647        91,400      104,892      2,234,198
Shares reacquired             (374,011)   (5,170,820)    (802,946)   (14,451,927)
---------------------------------------------------------------------------------
Net Decrease                  (184,727) $ (2,557,586)    (470,196) $  (7,926,714)
---------------------------------------------------------------------------------
Class L
Shares sold                     13,409  $    186,037      548,235  $  11,943,040
Shares issued on reinvestment    3,608        49,544       46,226        982,773
Shares reacquired              (80,067)   (1,102,783)    (737,893)   (15,497,618)
---------------------------------------------------------------------------------
Net Decrease                   (63,050) $   (867,202)    (143,432) $  (2,571,805)
---------------------------------------------------------------------------------

 28 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                    Class A Shares
                                              ----------------------------------------------------------
Global Government Bond Portfolio              2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/ 1997/(2)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.82      $10.95    $11.18    $11.88    $12.22    $12.55
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                        0.15        0.38      0.48      0.51      0.54      0.59
 Net realized and unrealized gain (loss)/(3)/     (0.34)       0.75      0.17     (0.69)     0.39      0.38
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.19)       1.13      0.65     (0.18)     0.93      0.97
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                       (0.17)      (1.20)    (0.88)    (0.52)    (0.22)    (1.22)
 Net realized gains                                  --          --        --        --     (0.60)    (0.08)
 Capital                                             --       (0.06)       --        --     (0.45)       --
-------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.17)      (1.26)    (0.88)    (0.52)    (1.27)    (1.30)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.46      $10.82    $10.95    $11.18    $11.88    $12.22
-------------------------------------------------------------------------------------------------------------
Total Return                                      (1.73)%++   11.11%     6.13%    (1.62)%    8.08%     8.21%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $48,531     $52,336   $60,546   $68,532   $88,836   $94,957
-------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                          1.24%+      1.23%     1.21%     1.26%     1.22%     1.26%
 Net investment income/(3)/                        2.92+       3.62      4.35      4.39      4.58      4.82
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              19%         96%      121%      164%      287%      367%
-------------------------------------------------------------------------------------------------------------

(1)For the six months ended April 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1, for the six months ended April 30, 2002, those amounts would have been $0.16, $0.35 and 3.06% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

 29 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                    Class B Shares
                                              ----------------------------------------------------------
Global Government Bond Portfolio              2002/(1)(2)/   2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/ 1997/(2)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.85         $10.92    $11.16    $11.87    $12.22    $12.50
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                      0.12           0.32      0.42      0.45      0.47      0.52
 Net realized and unrealized gain (loss)/(3)/   (0.35)          0.75      0.17     (0.69)     0.39      0.38
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.23)          1.07      0.59     (0.24)     0.86      0.90
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                     (0.14)         (1.08)    (0.83)    (0.47)    (0.19)    (1.10)
 Net realized gains                                --             --        --        --     (0.60)    (0.08)
 Capital                                           --          (0.06)       --        --     (0.42)       --
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.14)         (1.14)    (0.83)    (0.47)    (1.21)    (1.18)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.48         $10.85    $10.92    $11.16    $11.87    $12.22
--------------------------------------------------------------------------------------------------------------
Total Return                                    (2.10)%++      10.48%     5.56%    (2.11)%    7.46%     7.62%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $2,306         $3,001    $5,574    $9,485   $14,569   $19,690
--------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                        1.87%+         1.80%     1.76%     1.81%     1.77%     1.80%
 Net investment income/(3)/                      2.29+          3.07      3.88      3.86      3.93      4.24
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            19%            96%      121%      164%      287%      367%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1, for the six months ended April 30, 2002, the ratio of net investment income to average net assets would have been 2.43%. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 30 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                     Class L Shares
                                              -------------------------------------------------------------------
Global Government Bond Portfolio              2002/(1)(2)/   2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(4)/ 1997/(2)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.85         $10.92    $11.15    $11.86     $12.19      $12.47
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                      0.13           0.33      0.42      0.46       0.48        0.53
 Net realized and unrealized gain (loss)/(3)/   (0.35)          0.76      0.18     (0.70)      0.40        0.38
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.22)          1.09      0.60     (0.24)      0.88        0.91
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(5)/                     (0.15)         (1.09)    (0.83)    (0.47)     (0.19)      (1.11)
 Net realized gains                                --             --        --        --      (0.60)      (0.08)
 Capital                                           --          (0.07)       --        --      (0.42)         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.15)         (1.16)    (0.83)    (0.47)     (1.21)      (1.19)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.48         $10.85    $10.92    $11.15     $11.86      $12.19
-----------------------------------------------------------------------------------------------------------------
Total Return                                    (2.04)%++      10.69%     5.67%    (2.11)%     7.67%       7.73%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $1,808         $1,934    $1,752    $1,731     $2,391      $3,257
-----------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                        1.68%+         1.69%     1.67%     1.72%      1.68%       1.69%
 Net investment income/(3)/                      2.48+          3.14      3.88      3.98       4.01        4.33
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            19%            96%      121%      164%       287%        367%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1, for the six months ended April 30, 2002, those amounts would have been $0.14, $0.36 and 2.62% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4) On June 12, 1998, Class C shares were renamed Class L shares.
(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 31 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                         Class Y Shares
                                              -------------------------------------------------------------------
Global Government Bond Portfolio                 2002/(1)(2)/   2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/ 1997/(2)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.66           $10.83    $11.03    $11.70    $12.03    $12.39
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                       0.17             0.42      0.51      0.54      0.59      0.63
 Net realized and unrealized gain (loss)/(3)/    (0.35)            0.73      0.18     (0.68)     0.37      0.37
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.18)            1.15      0.69     (0.14)     0.96      1.00
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                      (0.19)           (1.26)    (0.89)    (0.53)    (0.23)    (1.28)
 Net realized gains                                 --               --        --        --     (0.60)    (0.08)
 Capital                                            --            (0.06)       --        --     (0.46)       --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.19)           (1.32)    (0.89)    (0.53)    (1.29)    (1.36)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.29           $10.66    $10.83    $11.03    $11.70    $12.03
-----------------------------------------------------------------------------------------------------------------
Total Return                                     (1.68)%++        11.52%     6.59%    (1.28)%    8.50%     8.61%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $46,715          $51,153   $47,145   $47,708   $37,057   $28,097
-----------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                         0.89%+           0.86%     0.85%     0.91%     0.83%     0.89%
 Net investment income/(3)/                       3.26+            3.96      4.71      4.69      5.06      5.19
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             19%              96%      121%      164%      287%      367%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended April 30, 2002, those amounts would have been $0.18, $0.36 and 3.40% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 32 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                     (Class A Shares
                                         --------------------------------------------------------------------------
European Portfolio                       2002/(1)(2)/   2001/(2)/    2000/(2)/   1999/(2)/    1998/(2)/   1997/(2)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $14.26         $25.52     $22.58      $19.44       $18.23      $17.25
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.07)         (0.03)     (0.01)      (0.00)*       0.06       (0.08)
 Net realized and unrealized gain (loss)    (0.10)         (9.58)      4.08        3.47         1.54        2.22
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.17)         (9.61)      4.07        3.47         1.60        2.14
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                         (0.10)         (1.65)     (1.13)      (0.33)       (0.39)      (1.16)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.10)         (1.65)     (1.13)      (0.33)       (0.39)      (1.16)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.99         $14.26     $25.52      $22.58       $19.44      $18.23
-------------------------------------------------------------------------------------------------------------------
Total Return                                (1.22)%++     (40.01)%    18.02%      18.02%        9.10%      12.88%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $19,174        $21,502    $47,080     $31,946      $27,563     $14,118
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income (loss)               (0.94)%+       (0.14)%    (0.04)%     (0.00)%**     0.30%      (0.42)%
 Interest expense                              --           0.04       0.07          --           --          --
 Other expenses                              1.81+          1.49       1.39        1.51         1.56        1.80
 Total expenses                              1.81+          1.53       1.46        1.51         1.56        1.80
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         2%             4%        25%         17%          27%         28%
-------------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
**  Amount represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 33 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                    Class B Shares
                                         ---------------------------------------------------------------------------
European Portfolio                         2002/(1)(2)/    2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/   1997/(2)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $13.50         $24.42      $21.83      $18.95      $17.92      $17.09
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.13)          (0.18)      (0.24)      (0.16)      (0.11)      (0.20)
 Net realized and unrealized gain (loss)    (0.10)          (9.09)       3.96        3.37        1.53        2.19
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.23)         (9.27)       3.72        3.21        1.42        1.99
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                         (0.10)          (1.65)      (1.13)      (0.33)      (0.39)      (1.16)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.10)         (1.65)      (1.13)      (0.33)      (0.39)      (1.16)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $13.17         $13.50      $24.42      $21.83      $18.95      $17.92
--------------------------------------------------------------------------------------------------------------------
Total Return                                 (1.74)%++     (40.45)%     17.00%      17.10%       8.24%      12.08%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $11,311        $14,088     $36,963     $37,575     $40,090     $29,221
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                        (1.88)%+        (0.97)%     (0.93)%     (0.81)%     (0.56)%     (1.13)%
 Interest expense                              --            0.04        0.07          --          --          --
 Other expenses                              2.69+           2.36        2.24        2.28        2.32        2.52
 Total expenses                              2.69+           2.40        2.31        2.28        2.32        2.52
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          2%             4%         25%         17%         27%         28%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 34 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                     Class L Shares
                                         ------------------------------------------------------------------------------
European Portfolio                         2002/(1)(2)/    2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)(3)/   1997/(2)/
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $13.48          $24.38      $21.79      $18.91        $17.86       $17.04
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.12)          (0.17)      (0.22)      (0.15)        (0.07)       (0.21)
 Net realized and unrealized gain (loss)    (0.11)          (9.08)       3.94        3.36          1.51         2.19
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.23)          (9.25)       3.72        3.21          1.44         1.98
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                         (0.10)          (1.65)      (1.13)      (0.33)        (0.39)       (1.16)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.10)          (1.65)      (1.13)      (0.33)        (0.39)       (1.16)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.15          $13.48      $24.38      $21.79        $18.91       $17.86
-----------------------------------------------------------------------------------------------------------------------
Total Return                                (1.74)%++      (40.43)%     17.03%      17.14%         8.38%       12.06%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $6,252          $7,255     $16,622     $11,597       $10,762       $3,110
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                        (1.77)%+        (0.92)%     (0.84)%     (0.74)%       (0.37)%      (1.18)%
 Interest expense                              --            0.04        0.07          --            --           --
 Other expenses                              2.63+           2.35        2.21        2.24          2.18         2.54
 Total expenses                              2.63+           2.39        2.28        2.24          2.18         2.54
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         2%              4%         25%         17%           27%          28%
-----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 35 Smith Barney World Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



          DIRECTORS                   INVESTMENT MANAGER
          Abraham E. Cohen            Smith Barney Fund Management LLC
          Robert A. Frankel
          Michael Gellert             DISTRIBUTOR
          Rainer Greeven              Salomon Smith Barney Inc.
          Susan M. Heilbron
          Heath B. McLendon, Chairman CUSTODIAN
                                      State Street Bank and
          Victor Atkins, Emeritus       Trust Company

          OFFICERS                    TRANSFER AGENT
          Maurits E. Edersheim        Travelers Bank & Trust, fsb.
          Chairman of the Fund        125 Broad Street,11th Floor
          and Advisory Director       New York, New York 10004

          Heath B. McLendon           SUB-TRANSFER AGENT
          Chief Executive Officer     PFPC Global Fund Services
                                      P.O. Box 9699
          Lewis E. Daidone            Providence, Rhode Island
          Senior Vice President       02940-9699
          and Treasurer

          Denis P. Mangan
          Vice President

          Rein W. van der Does
          Vice President

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney World Funds, Inc.




 This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. --Global Government Bond and European Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after July 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01935 6/02